                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
    Post-Effective Amendment No. 34

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
    Amendment No. 34

                             The Flex-funds
               (Exact Name of Registrant as Specified in Charter)

         P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017
                (Address of Principal Executive Offices-Zip Code)

Registrant's Telephone Number, including Area Code:  (614)766-7000

                      Commission File No. 2-85378
                      Commission File No. 811-3462

       Donald F. Meeder, Secretary - R. Meeder & Associates, Inc.
         P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017
                     (Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
   It is proposed that this filing will become effective (check appropriate box).

   /XXX/   immediately upon filing pursuant to paragraph (b) of Rule 485

   /   /   on         pursuant to paragraph (b) of Rule 485.

   /   /   60 days after filing pursuant to paragraph (a)(1).

   /   /   on (date) pursuant to paragraph (a)(1).

   /   /   75 days after filing pursuant to paragraph (a)(2).

   /   /   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

   /   /   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Indefinite number of shares registered under Rule 24f-2 by filing of a Pre-Effective Amendment No. 1, effective July 28, 1983. The 24(f)-2 Notice for the fiscal year ended December 31, 1994, was filed with the Commission on February 22, 1995.

The Growth Stock, Mutual Fund and Utilities Stock Portfolios have also executed this Registration Statement.

                                 THE FLEX-FUNDS
                       CROSS REFERENCE SHEET TO FORM N-1A
                             FOR THE MUIRFIELD FUND

Part A.

Item No.     Prospectus Caption

    1        Cover Page

    2        Highlights
             Synopsis of Financial Information

    3        Financial Highlights

    4        The Trust and its Management
             Investment Objectives and Policies
             Additional Investment Policies

    5        The Trust and its Management
    5(a)     Performance Comparison

    6(a)     Other Information - Shares of Beneficial Interest
    6(b)     Not applicable
    6(c)     Other Information - Shares of Beneficial Interest
    6(d)     Not applicable
    6(e)     Highlights
    6(f)(g)  Income Dividends and Taxes
    6(h)     Cover Page
             Other Information - Investment Structure

    7(a)     Not applicable
    7(b)     How Net Asset Value is Determined
    7(c)     Exchange Privilege
             Flex-funds Retirement Plans
             Other Shareholder Services
    7(d)     How to Buy Shares
    7(e)(f)  Distribution Plan

    8(a)     How to Make Withdrawals (Redemptions)
    8(b)     Not applicable
    8(c)     Shareholder Accounts
    8(d)     How to Make Withdrawals (Redemptions)

    9        Not applicable

                       Prospectus dated November 10, 1995
                                 THE FLEX-FUNDS
                               THE MUIRFIELD FUND
                    Investment Adviser/R. Meeder & Associates

[LOGO]
[GRAPHIC]

          The Flex-Funds                                            800-325-FLEX
          6000 Memorial Drive                                       614-766-7000
          Dublin, OH 43017

     THE FLEX-FUNDS ARE A FAMILY OF MUTUAL FUNDS ORGANIZED AS A BUSINESS TRUST (THE "TRUST") CONSISTING OF SIX SEPARATE PORTFOLIOS (THE "FUNDS"), EACH OF WHICH HAS SEPARATE INVESTMENT OBJECTIVES AND POLICIES. THE MUIRFIELD FUND'S OBJECTIVE IS GROWTH OF CAPITAL THROUGH INVESTMENT IN THE SHARES OF OTHER MUTUAL FUNDS. THE TRUST SEEKS TO ACHIEVE THE INVESTMENT OBJECTIVE OF THE MUIRFIELD FUND (THE "FUND") BY INVESTING ALL OF THE INVESTABLE ASSETS OF THE FUND IN THE MUTUAL FUND PORTFOLIO (THE "PORTFOLIO"), A CORRESPONDING OPEN-END MANAGEMENT INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND. ACCORDINGLY, INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. FOR ADDITIONAL INFORMATION REGARDING THIS UNIQUE CONCEPT, SEE "INVESTMENT OBJECTIVES AND POLICIES" ON PAGE 5 AND "OTHER INFORMATION-SHARES OF BENEFICIAL INTEREST AND INVESTMENT STRUCTURE" ON PAGES 9 AND 10.

     The Portfolio places a high degree of importance on maintaining and protecting portfolio values from adverse market conditions. Consequently, the Portfolio employs flexible investment strategies.

     There are no commissions, fees or charges for the purchase or redemption of shares, although the Trust has adopted a Rule 12b-1 distribution plan for using as much as 2/10 of 1% of the Fund's average net assets annually to aid in the distribution of shares.

FLEXIBLE INVESTMENT STRATEGIES

     The Mutual Fund Portfolio may be invested defensively, for temporary periods, if the Portfolio's investment adviser deems it advisable because of adverse market conditions. A defensive position will be adopted in a manner which the investment adviser considers to be most consistent with the Portfolio's objective, policies and restrictions.

     This Prospectus sets forth basic information about the Trust and The Muirfield Fund that a prospective

                         THESE SECURITIES HAVE NOT BEEN
                         APPROVED OR DISAPPROVED BY THE
                       SECURITIES AND EXCHANGE COMMISSION
                    OR ANY STATE SECURITIES COMMISSION, NOR
                        HAS THE SECURITIES AND EXCHANGE
                       COMMISSION OR ANY STATE SECURITIES
                     COMMISSION PASSED UPON THE ACCURACY OR
                        ADEQUACY OF THIS PROSPECTUS. ANY
                      REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

investor should know before investing and it should be retained for future reference. A STATEMENT OF ADDITIONAL INFORMATION, dated November 10, 1995, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by contacting the Trust at the address given above or by calling: 1-800-325-FLEX, or (614) 766-7000.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS

Highlights                                                                     2
Synopsis of Financial Information                                              3
Financial Highlights                                                           4
Performance Comparison                                                         4
Investment Objectives and Policies                                             5
Additional Investment Policies                                                 5
The Trust and Its Management                                                   7
Distribution Plan                                                              8
Income Dividends and Taxes                                                     9
How Net Asset Value is Determined                                              9
Other Information                                                              9

SHAREHOLDER MANUAL
   How to Buy Shares                                                          12
   How to Make Withdrawals (Redemptions)                                      13
   Exchange Privilege                                                         13
   Flex-funds Retirement Plans                                                14
   Other Shareholder Services                                                 14
   Shareholder Accounts                                                       15

                         -----------------------------
                         The Muirfield Fund Prospectus
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


INVESTMENT OBJECTIVE

     The Muirfield Fund's investment objective is growth of capital through investment in the shares of other mutual funds. The Trust seeks to achieve the Fund's objective by investing all of the investable assets of the Fund in a corresponding open-end management investment company (the "Portfolio") having the same investment objective as the Fund. See "Investment Objectives and Policies" page 5.

LIQUIDITY

     The Trust is an open-end investment company. The Muirfield Fund continuously offers and redeems shares of beneficial interest at the next determined net asset value per share. See "How to Buy Shares" page 12 and "How to Make Withdrawals (Redemption)" page 13.

NO SALES OR REDEMPTION CHARGES

     There are no commissions, fees or charges for the purchase or redemption of shares. See "Synopsis of Financial Information" page 3, "How to Buy Shares" page 12 and "How to Make Withdrawals (Redemptions)" page 13.

RETIREMENT PLANS AND OTHER SHAREHOLDER SERVICES

     The Trust offers retirement plans, which include a prototype Profit Sharing Plan, Money Purchase Pension Plan, Salary Savings Plan 401(k), Individual Retirement Account (IRA), Simplified Employee Pension (SEP), and a number of other special shareholder services.

MINIMUM INVESTMENT

     A minimum investment of $2,500 is required to open an account, except an IRA account, for which the minimum is $500. Subsequent investments must be at least $100. The Trust has the right to redeem the shares in an account and pay the proceeds to the shareholder if the value of the account drops below $1,000 because of shareholder redemptions. The shareholder will be given 30 days' written notice and an opportunity to restore his account to $1,000 ($500 for an IRA). See "How to Buy Shares" page 12, "Other Shareholder Services" page 14 and "Shareholder Accounts" page 15.

INVESTMENT ADVISER AND MANAGER

     R. Meeder & Associates, Inc. is the Portfolio's Investment Adviser and Manager (the "Investment Adviser" or the "Manager"). The Manager has been an investment adviser to individuals, retirement plans, corporations and foundations since 1974. See "The Trust and Its Management" page 7.

DISTRIBUTION PLAN

     The Muirfield Fund has adopted a Rule 12b-1 distribution plan for using as much as 2/10 of 1% of the Fund's average net assets annually to aid in the distribution of shares. See "Distribution Plan" page 8.

HOW TO BUY SHARES

     Complete the New Account Application and forward with payment as directed. Orders accompanied by payment (ordinary check, bank check, bank wire, and money order) are accepted immediately and priced at the next determined net asset value per share after receipt of the order. See "How to Buy Shares" page 12 and "How Net Asset Value is Determined" page 9.

SHAREHOLDER INQUIRIES

     Shareholder inquiries should be directed to the Fund by writing or telephoning the Fund at the address or telephone number indicated on the cover page of this Prospectus. To protect the confidentiality of shareholder accounts, information relating to a specific account will be disclosed pursuant to a telephone inquiry if the shareholder identifies the account by account number or by the taxpayer identification number listed on the account.

FOR MORE INFORMATION ABOUT SPECIFIC SHAREHOLDER ISSUES, PLEASE SEE THE SHAREHOLDER MANUAL THAT BEGINS ON PAGE 12.

                         -----------------------------
                         The Muirfield Fund Prospectus
--------------------------------------------------------------------------------

                        SYNOPSIS OF FINANCIAL INFORMATION

SHAREHOLDER TRANSACTION EXPENSES                              THE MUIRFIELD FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Maximum Sale Load Imposed on Purchases                                      none
--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Reinvested Dividends                          none
--------------------------------------------------------------------------------
Deferred Sales Load                                                         none
--------------------------------------------------------------------------------
Redemption Fees                                                             none
--------------------------------------------------------------------------------
Exchange Fee                                                                none
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(As a percentage of average net assets)
--------------------------------------------------------------------------------
Management Fees                                                            0.90%
--------------------------------------------------------------------------------
Distribution Plan (12b-1 Fees)**                                           0.11%
--------------------------------------------------------------------------------
Other Expenses                                                             0.21%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES*                                             1.22%
--------------------------------------------------------------------------------


EXAMPLE

     An investor would pay the following expense on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

FUND                               1 YEAR      3 YEARS       5 YEARS       10 YEARS
The Muirfield Fund                   $12          $39          $67          $148


     *Expenses used in these illustrations are based upon expenses actually incurred for both The Muirfield Fund and its corresponding Portfolio, the Mutual Fund Portfolio, for the year ended December 31, 1994.

         **Distribution Plan Expense: The Fund is party to agreements whereby consultant companies or individuals (including two Trustees of the Portfolio), are paid for explaining the Fund, its investment objectives and policies, and the Trust's retirement plans, to clients. Other distribution plan expense includes: the expense of printing and mailing prospectuses, periodic reports and other sales materials to prospective investors; advertising; payment for marketing programs and the services of public relations consultants; and the cost of special telephone service to encourage the sale of Trust shares. (See "Distribution Plan.")

     The table on this page is meant to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Trust does not impose a sales charge, exchange fee or redemption fee with the following exceptions. The custodian of IRA accounts charges a $5.00 annual maintenance fee and the transfer agent charges IRA accounts a $7.00 fee if the account is totally liquidated. For more complete descriptions of the various costs and expenses of the Trust see "The Trust and Its Management" and "Distribution Plan."

     The Board of Trustees of the Trust believes that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio. For additional information concerning expenses incurred by the Fund and the Portfolio, see "The Trust and Its Management" herein, and "Investment Adviser and Manager" in the Statement of Additional Information.

     The table and hypothetical example above are for illustrative purposes only. The investment rate of return and expenses should not be considered as representations of past or future performance as actual rates of return and expenses may be more or less than the rate and amounts shown.

PERFORMANCE INFORMATION

     From time to time the Fund may publish performance information and may include such information in advertisements, sales literature or shareholder reports. It will do so in accordance with methods which are described in the Statement of Additional Information.

     "Total return" quotations for The Muirfield Fund will be expressed in terms of average annual compounded rates of return for the periods quoted, and will assume that all dividends and distributions were reinvested in additional shares. When applicable, the periods of time shown will be for a one-year period; a five-year period and since inception.

     Comparative performance information may be used from time to time in advertising or marketing information relative to the Fund, including data from Lipper Analytical Services, Inc., Morningstar Mutual Fund Report and other publications.

     The total return figure included in advertisements, sales literature or shareholder reports will be based on historical performance and is not intended to indicate future performance.

                         -----------------------------
                         The Muirfield Fund Prospectus
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

     The financial highlights for The Muirfield Fund are listed below. This information has been audited in conjunction with the annual audit of the financial statements of The Muirfield Fund and its corresponding Portfolio by KPMG Peat Marwick LLP, independent certified public accountants, for the periods ended December 31, 1988 through 1994.


THE MUIRFIELD FUND                          1994        1993        1992       1991        1990        1989       1988*
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $  5.36    $  6.25     $  6.43     $  5.22    $  5.84     $  5.31    $  5.00
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                 0.14      (0.01)       0.06        0.07       0.22        0.10       0.08
-------------------------------------------------------------------------------------------------------------------------
Net Gains or (Losses) on Securities
(both realized and unrealized)               0.00       0.45        0.34        1.41      (0.10)       0.62       0.23
-------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations             0.14       0.44        0.40        1.48       0.12        0.72       0.31
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
Dividends (from net investment income)      (0.14)     (0.02)      (0.06)      (0.27)     (0.10)      (0.08)      --
-------------------------------------------------------------------------------------------------------------------------
Distributions (from capital gains)          (0.02)     (1.31)      (0.52)       --        (0.64)      (0.11)      --
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         (0.16)     (1.33)      (0.58)      (0.27)     (0.74)      (0.19)      --
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $  5.34    $  5.36     $  6.25     $  6.43    $  5.22     $  5.84    $  5.31
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 2.70%      8.11%       6.91%      29.83%      2.33%      13.95%      6.20%
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Priod ($000)            83,199     73,063      55,280      43,276     29,482      26,031     24,589
-------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets      1.22%      1.26%       1.40%       1.50%      1.52%       1.53%      1.42%+
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                        2.55%     (0.13%)      1.05%       1.25%      4.46%       1.65%      5.02%+
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       N/A        N/A         324%        107%       649%        202%        63%
-------------------------------------------------------------------------------------------------------------------------

*For the period August 10, 1988 to December 31, 1988.

(1) See "Synopsis of Financial Information" for explanation of adviser's waiver of fees.

+Annualized

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information dated November 10, 1995.


--------------------------------------------------------------------------------
                             PERFORMANCE COMPARISON

[THE MUIRFIELD FUND VS. THE S&P 500 INDEX CHART]

THE MUIRFIELD FUND

     The Muirfield Fund provided more than twice the gains of the stock market during 1994. As of December 31, 1994, the S&P 500 Index provided a total return of 1.31% while The Muirfield Fund offered shareholders a total return of 2.70%. This was due to the fact that The Murifield Fund was Defensively invested from March 1994 through the end of the year based on the Manager's evaluation that the level of risk present in the stock market out-weighed the potential rewards.

     The graph depicting the growth of $10,000 and the average annual total returns for The Muirfield Fund are representative of past performance and are not intended to indicate future performance.

     *The returns of the S&P 500 Index are from the beginning or end of the month nearest the Fund's inception to the end of the calendar year.

                         -----------------------------
                         The Muirfield Fund Prospectus
--------------------------------------------------------------------------------

                       INVESTMENT OBJECTIVES AND POLICIES

     The Muirfield Fund and the Mutual Fund Portfolio have their own separate investment objectives and policies, as set forth below. These investment objectives and policies, which are identical, are not fundamental and may be changed by their respective Trustees without approval of the Fund's shareholders, or approval of the Portfolio's investors. No such change would be made in the Fund, or Portfolio, without 30 days written notice to shareholders. The Trust seeks to achieve the Fund's investment objective by investing all of its investable assets in the Portfolio. For more information concerning the investment structure of the Fund which invests its assets in a corresponding Portfolio, see "Other Information--Investment Structure."

     Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. Additional information about the investment policies of the Portfolio appears in the Statement of Additional Information. There can be no assurance that the investment objectives of the Fund and the Portfolio will be achieved.

     The investment objective of the Portfolio is growth of capital. The Portfolio will seek to attain its investment objective through investment in the shares of open-end investment companies--commonly called mutual funds. The underlying mutual funds will consist of diversified mutual funds which invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants) and which seek long-term growth or appreciation, with current income typically of secondary importance. Underlying funds may include funds which concentrate investments in a particular industry sector, or which leverage their investments. The Portfolio will not invest in other Funds of the Flex-funds family of Funds or the Flex-Partners family of funds, the corresponding portfolios of which are also managed by the Investment Adviser.

     The Portfolio will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. However, the Portfolio may purchase "load" mutual funds only if the load, or sales commission, is by previous agreement waived for purchases or sales made by the Portfolio.

     The Portfolio may at times desire to gain exposure to the stock market through the purchase of "Index" funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. "Index" funds may be purchased with a portion of the Portfolio's assets at times when the Investment Adviser's selection process identifies the characteristics of a particular index to be more favorable than those of other mutual funds available for purchase. If, in the Investment Adviser's opinion, the Portfolio should have exposure to certain stock indices and the Portfolio can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Portfolio itself, it may do so.

     An investor in the Portfolio should recognize that he may invest directly in mutual funds and that by investment in mutual funds indirectly through the Portfolio, he will bear not only his proportionate share of the expenses of the Portfolio (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the underlying mutual funds.

     See the Trust's Statement of Additional Information for other details.

--------------------------------------------------------------------------------
                         ADDITIONAL INVESTMENT POLICIES

MONEY MARKET INSTRUMENTS AND BONDS

     When investing in money market instruments or bonds, the Portfolio will limit its purchases, to the following securities:

     - U. S. Government Securities and Securities of its Agencies and Instrumentalities.

     -   Bank Obligations and Instruments Secured Thereby.

     - High Quality Commercial Paper -- The Mutual Fund Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an out- standing debt issue rated at least A by Standard & Poor's or Moody's.

     - Private Placement Commercial Paper -- unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio.

     - High Grade Corporate Obligations -- obligations rated at least A by Standard & Poor's or Moody's.


     - Repurchase Agreements Pertaining to the Above -- The Portfolio may invest without limit in any of the above securities subject to repurchase agreements with any Federal Reserve reporting dealer or member bank of the Federal Reserve System. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The

                         -----------------------------
                         The Muirfield Fund Prospectus
--------------------------------------------------------------------------------

         Portfolio will not invest more than 10% of its assets, at time of purchase, in repurchase agreements which mature in excess of seven days or in other illiquid or not readily marketable securities.

Hedging Strategies

     The Portfolio may engage in hedging transactions in carrying out its investment policies. A hedging program may be implemented for the following reasons: (1) To protect the value of specific securities owned or intended to be purchased while the Investment Adviser is implementing a change in the Portfolio's investment position; (2) To protect portfolio values during periods of extraordinary risk without incurring transaction costs associated with buying or selling actual securities; and (3) To utilize the "designated hedge" provisions of Sub-Chapter M of the Internal Revenue Code as a permitted means of avoiding taxes that would otherwise have to be paid on gains from the sale of portfolio securities.

     A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

     Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. Accordingly, these financial futures contracts or related options used by the Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. They do not necessarily increase risk, and may in fact reduce risk.

     The Portfolio will not engage in transactions in financial futures contracts or related options for speculation but only as a hedge against changes in the market value of securities held in the Portfolio, or which it intends to purchase, and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Portfolio.

     For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as The Flex-funds. All futures transactions for the Portfolio will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Portfolio establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Portfolio. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Portfolio will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Portfolio to protect against reinvestment risk are intended to protect the Portfolio against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

     The Portfolio may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

     The Portfolio expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guaranty that the Portfolio will be able to realize this objective and, as noted below under "Risk Factors", there are some risks in utilizing a hedging strategy.

RISK FACTORS

     The Mutual Fund Portfolio will be invested in securities which fluctuate in market value, so net asset value per share will fluctuate as well. The Mutual Fund Portfolio is by definition a non-diversified fund. It may have more than five percent of its assets invested in one fund. If the underlying fund performs poorly, this could negatively impact the value of the Portfolio. Thus, there is no guarantee that a shareholder will receive the full amount of his investment upon the redemption of shares. The Portfolio does, however, seek to minimize the risk of loss through a selection of diversified funds and, at times, the use of hedging techniques and defensive investment strategies. Hedging involves risks which are not present in some other mutual funds with similar objectives (See "Hedging Strategies.")

     Put and call option contracts involve some risk. For example, the total premium paid for an option contract could be lost if the Portfolio does not sell the contract or exercise the contract prior to its expiration date.

     Futures contracts likewise involve some risk. It is possible that the contract(s) selected by the Investment Adviser will not follow exactly the price movement of the securities covered by the contract. If this occurs, the objective of the hedging strategy may not be successful.

     Although the Portfolio will invest in a number of underlying mutual funds, this practice will not elimi-

                         -----------------------------
                         The Muirfield Fund Prospectus
--------------------------------------------------------------------------------

nate investment risk. To the extent that the Mutual Fund Portfolio invests in underlying funds which leverage investments or concentrate investments in one industry, an investment in the Portfolio will indirectly entail the additional risks associated with these practices. Leveraged mutual funds may have higher volatility than the over-all market or other mutual funds. This may result in greater gains or losses than the over-all market or other non-leveraged mutual funds. Mutual funds which concentrate investments in a single industry lack normal diversification and are exposed to losses stemming from negative industry-wide developments.

     The Portfolio may invest in private placement commercial paper and repurchase agreements with banks and securities brokers.

     All repurchase agreements entered into by the Portfolio will be fully collateralized. The Portfolio's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of the Portfolio to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. In the event of a bankruptcy or other default of a seller of a repurchase agreement to the Portfolio, the Portfolio could encounter delays and expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and loss of income.

     Private placement commercial paper ("Rule 144A securities") consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

PORTFOLIO TURNOVER

     Because the Manager intends to employ flexible defensive investment strategies when market trends are not considered favorable, the Manager may occasionally change the entire portfolio in the Portfolio. High transaction costs could result when compared with other funds. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from a Fund.

     This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules. However, viewed in terms of "round trips," The Mutual Fund Portfolio completed three-quarters of a "round trip" in the stock market during the year ended Decemer 31, 1994.

     The Portfolio's annual portfolio turnover rate is not expected to exceed 300%.

     The Portfolio intends to comply with the short-term trading restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended, although these restrictions could inhibit a rapid change in the Portfolio's investments. The Portfolio will strive for a positive investment return each calendar year.

--------------------------------------------------------------------------------
                          THE TRUST AND ITS MANAGEMENT

     The Trust is an open-end management investment company organized as a Massachusetts Business Trust on December 31, 1991 as the successor to a Pennsylvania Business Trust organized on April 30, 1982. Five of the Trust's six constituent funds are diversified open-end management companies. The Fund is a non-diversified open-end management company. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.

     Neither the Trust nor the Fund has an investment adviser because the Trust seeks to achieve the investment objective of the Fund by investing its assets in the Portfolio. The Portfolio has retained the services of R. Meeder & Associates, Inc. as investment adviser.

     R. Meeder & Associates, Inc. (the "Manager"), has been an investment adviser to individuals and retirement plans since 1974. The Manager served as the Fund's investment adviser from its inception in 1988 until January of 1993, at which time the investment by the Fund in the Portfolio was implemented. The Manager serves the Portfolio pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Portfolio's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Portfolio business, other than accounting services and services which are provided by the Portfolio's custodian, transfer agent, independent accountants and legal counsel.

     The Manager was incorporated in Ohio in 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, OH 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"). MII is controlled by Robert S. Meeder, Sr. through ownership of voting common stock. MII conducts business only through its five subsidiaries which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser and OMCO, Inc., a registered commodity trading adviser and commodity pool operator.

     The Manager's officers and directors, their principal offices are as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Robert S. Meeder, Jr., President; G. Robert Kincheloe, Senior Vice President; Philip A. Voelker, Senior Vice President; Donald F. Meeder, Vice President and Secretary; Sherrie L.

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Acock, Vice President; Robert D. Baker, Vice President, Wesley F. Hoag, General
Counsel and Chief Operating Officer; and Steven T. McCabe, Vice President.

     Robert S. Meeder, Jr. is the portfolio manager primarily responsible for the day-to-day management of the Mutual Fund Portfolio. Mr. Meeder is a Trustee and Vice President of The Flex-funds, Vice President of the Mutual Fund Portfolio and President of R. Meeder & Associates, Inc. Mr. Meeder has been associated with the Manager since 1983 and has managed the Portfolio since 1988.

     The Manager earns an annual fee, payable in monthly installments, for the Portfolio at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of the Portfolio's average net assets. These fees are higher than the fees charged to most other investment companies.

     Accounting, stock transfer, dividend disbursing, and shareholder services are provided to the Portfolio and the Fund by Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly-owned subsidiary of MII. The minimum annual fee, payable monthly, for accounting services in the Portfolio is $7,500. Subject to the applicable minimum fee, the fee is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. In addition, the Fund incurs (subject to a $4,000 annual minimum fee) an annual fee of the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer, dividend disbursing and shareholder support services. Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement which was effective February 1, 1995. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of .03% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio. For the year ended December 31, 1994, total payments to Mutual Funds Service Co. amounted to $78,085 for the Fund and Portfolio collectively.

     Pursuant to a Subadministrative Services Agreement with Mutual Funds Service Co., Signature Broker-Dealer Services, Inc. ("Signature"), as Subadministrator, is responsible for conducting certain day-to-day administration of the Funds subject to the supervision and direction of Mutual Funds Service Co.

     Information concerning the Trustees and officers of both the Trust and the Portfolio appears in the Statement of Additional Information dated November 10, 1995.

--------------------------------------------------------------------------------
                                DISTRIBUTION PLAN

     The Trust has adopted a distribution expense plan (the "Plan") which authorizes The Muirfield Fund to bear a portion of the expense of any activity which is primarily intended to result in the sale of Fund shares. This Plan permits, among other things, payment for distribution in the form of commissions and fees, advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks, and service organizations, all of them being hereafter referred to as "Consultants."

     The Trust may expend in the Fund as much as, but not more than, 2/10 of 1% of its average net assets annually pursuant to the Plan. The Fund does not make Plan payments with respect to any of the other Funds of the Trust, nor are any of its Plan payments made by any of the other Funds.

     The Plan was approved by the Board of Trustees, who made a determination that there is a reasonable likelihood that the Plan will benefit the Trust.

     The Trust has entered into agreements whereby Consultants (including two Trustees of the Portfolios) are paid for their assistance in explaining and interpreting the Trust, its investment objectives and policies, and its retirement plans to their clients. Under these agreements, Consultants are paid quarterly compensation by the Trust on the average value of Muirfield Fund shares held by their clients. Although the compensation is thus seen to be continuing, the Trust retains the right to terminate any Consultant's agreement on 60 days' notice, without further obligation beyond the date of termination.

      Although the objective of the Trust is to pay Consultants for a portion of the expenses they incur and to provide them with some incentive to be of assistance to the Trust and its shareholders, no effort has been made to determine the actual expenses incurred by Consultants. If any Consultant's expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the Consultant's expenses are less than what the Trust pays, the Consultant is not obligated to refund the excess, and this excess could represent a profit for the Consultant. The Securities and Exchange Commission is presently reviewing the legality of certain arrangements by investment companies, such as the Trust, which compensate Consultants with a fixed percentage of assets.

     Total payments made in The Muirfield Fund under the Distribution Plan for the period ended December 31, 1994, as a percentage of average net assets, amounted to 0.11%. (See "Synopsis of Financial Information.")

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                           INCOME DIVIDENDS AND TAXES

     It is the policy of the Trust to distribute substantially all of its net income. The Fund's net income consists of the income it earns from its investment in the Mutual Fund Portfolio, less expenses. The Fund also intends to distribute its net capital gains, if any, to its shareholders annually.

     The Muirfield Fund declares and pays dividends from net investment income, if any, on a quarterly basis. All such dividends of net income are automatically reinvested in additional shares at the net asset value on the last business day of each month. A shareholder may elect to receive such dividends in cash either by checking the appropriate box on the New Account Application, or by notifying the Trust in writing.

     The Internal Revenue Code of 1986 imposes on the Fund a nondeductible excise tax unless the Fund distributes annually at least 98% of its net investment income earned during the calendar year, at least 98% of capital gain net income realized in the 12 months preceding November 10, and any undistributed balances from the previous year. In addition, the Tax Reform Act of 1986 (the "Tax Act") provides that any dividend declared by a Fund in October, November, or December and paid in January will be deemed to have been paid by the Fund and to have been received by each shareholder in December. Distribution dates and the amounts paid, if any, are subject to determination by the Board of Trustees.

     Dividends and capital gains distributions are ordinarily taxable to shareholders in the year distributed. However, under the Tax Act, the Fund is permitted to make distributions up to February 1 and have them apply to the previous tax year. The Muirfield Fund expects to make such a distribution in future years.

     A shareholder is taxed on capital gains and income realized by the Fund, regardless of the length of time he has been a shareholder. Thus a shareholder may receive capital gains distributions shortly after purchasing shares, and this will reduce the market value of the shares by the amount of the distribution. The shareholder will not be able to recognize the resultant loss in value for tax purposes until the shares are sold at a later date. In the case of some mutual funds this effect can be substantial. In the case of The Muirfield Fund, which frequently liquidates its portfolio for defensive purposes and therefore tends not to realize large capital gains accumulated over a long period of time, the effect is not expected to be substantial.

     Dividends and capital gains distributions are taxable to the shareholder whether received in cash or reinvested in additional shares. Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them. Each shareholder will receive a statement annually informing him of the amount of the income and capital gains which have been distributed during the calendar year.

     The Trust files federal income tax returns for each of its Funds. Each Fund is treated as a separate entity for federal income tax purposes. The Fund also intends to comply with Subchapter M of the Internal Revenue Code, which imposes such restrictions as (1) appropriate diversification of its portfolio of investments; (2) realization of 90% of its annual gross income from dividends, interest, and gains from the sale of securities and (3) realization of less than 30% of gross income from gains on the sale of securities held less than three months. The Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Trust qualified as a "regulated investment company" for each of the last twelve fiscal years.

     The foregoing discussion of taxes is limited to federal income taxes. Distributions, whether in cash or in kind may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions relating to federal, state, and local taxes.

     The Fund is required to withhold and remit to the federal government 31% of any reportable payments (which may include dividends, capital gains distributions, if any, and redemptions) paid to certain shareholders. In order to avoid this withholding requirement, each shareholder must certify on the New Account Application that the social security or taxpayer identification number is correct and that the shareholder is not currently subject to backup withholding or is exempt from backup withholding.

--------------------------------------------------------------------------------
                        HOW NET ASSET VALUE IS DETERMINED

     Net asset value per share is determined at each closing of the New York Stock Exchange each day the Exchange is open for business and each other day during which there is a sufficient degree of trading that the current net asset value of a Fund's shares might be materially affected by changes in the value of the securities held by the Portfolio. Net asset value is obtained by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less its liabilities, by the total number of its shares of beneficial interest outstanding at the time.

--------------------------------------------------------------------------------
                                OTHER INFORMATION

SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest with a par value of $.10 per share. Shares are fully paid, nonassessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust will issue

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its own series of shares of beneficial interest. The shares of each Fund represent an interest only in that Fund's assets (and profits or losses) and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of that Fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of the other Funds.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of the Trust by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

     The Portfolio, in which all the assets of a corresponding Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of that Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and that the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

INVESTMENT STRUCTURE

     Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objectives by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling: 1-800-325-FLEX, or (614) 766-7000.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distri-

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                         The Muirfield Fund Prospectus
--------------------------------------------------------------------------------

bution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Fund may withdraw its investment of any Fund from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to the Fund's Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     As stated in "Investment Objectives and Policies", the Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval. (No such change would be made, however, without 30 days' written notice to shareholders.)

     For descriptions of the investment objectives and policies of the Portfolio, see "Investment Objectives and Policies" and "Additional Investment Policies." For descriptions of the management and expenses of the Portfolio, see "The Trust and Its Management" herein, and "Investment Adviser and Manager" and "Officers and Trustees" in the Statement of Additional Information.

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                               SHAREHOLDER MANUAL
--------------------------------------------------------------------------------
                                HOW TO BUY SHARES

     Shares are offered continuously and sold without a direct sales charge, although the Trust does pay some consultants for services in explaining the Funds, their investment policies and restrictions, and retirement plans to their clients. (See "Distribution Plan" and "Synopsis of Financial Information.") Shares of The Muirfield Fund are sold at the net asset value per share next determined after receipt of both a purchase order and payment. (See "How Net Asset Value is Determined.") Net asset value generally changes each day.

--------------------------------------------------------------------------------
                               MINIMUM INVESTMENT

      The minimum investment to open an account is $2,500 except an Individual Retirement Account (IRA) which has a $500 minimum. Subsequent investments in any account may be made in amounts of at least $100.

--------------------------------------------------------------------------------
                               OPENING AN ACCOUNT

     You may open an account by mail or bank wire as follows:

BY MAIL

     To purchase shares, fill out the New Account Application accompanying this Prospectus. A check payable to The Muirfield Fund must accompany the New Account Application and should be mailed to the following address:

         THE FLEX-FUNDS
         C/O R. MEEDER & ASSOCIATES, INC.
         P.O. BOX 7177
         DUBLIN, OHIO 43017

BY BANK WIRE

     If the wire order is for a new account in the Trust, you must telephone the Fund prior to making your initial investment. Call 1-800-325-FLEX, or (614) 766-7000. Advise the Fund of the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:

         STAR BANK, N.A. CINTI/TRUST
         (ABA #: 042-00001-3)
         ATTENTION: THE FLEX-FUNDS MUIRFIELD FUND
         Credit Account Number 930-5731
         ACCOUNT NAME (your name)
         YOUR MUIRFIELD FUND ACCOUNT NUMBER

     On new accounts, a completed application must be sent to The Flex-funds c/o
R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, OH 43017 on the same day your wire is sent. The Trust will not permit redemptions until it receives the New Account Application in good order.

--------------------------------------------------------------------------------
                             SUBSEQUENT INVESTMENTS

     Subsequent investments in an existing account in the Fund may be made by mailing a check payable to The Muirfield Fund (please include your account number on the check) and mail as follows:

         THE FLEX-FUNDS
         LOCATION NUMBER: 00215
         CINCINNATI, OH 45264-0215

     Subsequent investments may also be made by bank wire as described above. It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

--------------------------------------------------------------------------------
                            AUTOMATIC ACCOUNT BUILDER

     Periodic investments in an existing account can be made by selecting this option. (See "Other Shareholder Services.")

--------------------------------------------------------------------------------
                          When Purchases Are Effective

     Shares of The Muirfield Fund are sold at net asset value per share next determined after receipt of both a purchase order and payment.

     If a shareholder's check is dishonored, the purchase and any dividends paid thereon, if any, will be reversed. If shares are purchased with federal funds, they may be redeemed at any time thereafter and the shareholder may secure his funds as explained below. (See "How to Make Withdrawals (Redemptions).") However, if shares are purchased by check(s) or the Automatic Account Builder, Mutual Funds Service Co. will delay payment of redemption proceeds until the check used to purchase shares, or Automatic Account Builder order, has cleared which could be fifteen (15) calendar days or more subsequent to the purchase of the shares. The Fund will forward the proceeds promptly once the check has cleared.

--------------------------------------------------------------------------------
                             FINANCIAL INSTITUTIONS

     You may buy shares or sell shares of the Fund through a broker or financial institution who may

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                         The Muirfield Fund Prospectus
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charge you a fee for this service. If you are purchasing shares of the Fund through a program of services offered or administered by a securities dealer or financial institution, you should read the program materials in conjunction with this Prospectus.

     Certain financial institutions that have entered into sales agreements with the Trust may enter confirmed purchase orders on behalf of customers by telephone to purchase shares of the Fund. Payment is due no later than the Fund's pricing on the following business day. If payment for the purchase of shares is not received in a timely manner, the financial institution could be held liable for any loss incurred by the Fund.

--------------------------------------------------------------------------------
                     HOW TO MAKE WITHDRAWALS (REDEMPTIONS)

     Shares are redeemed and funds withdrawn at net asset value per share, and there are no redemption fees. (See "How Net Asset Value Is Determined.")

BY MAIL

     A shareholder may redeem shares by mailing a written request in good order to The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, OH 43017. Good order means that the request must be signed by the shareholder(s) and the signature(s) must be guaranteed by an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange and association, clearing agency and savings association). The Trust does not accept signatures guaranteed by a notary public. Further documentation may be required as to the authority of the person requesting redemption of shares held of record in the name of corporations, executors, administrators, trustees, guardians or other fiduciaries. The Trust may waive these requirements in certain instances.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

BY TELEPHONE

     A shareholder may redeem by telephone: 1-800-325-FLEX, or call (614) 766-7000. Shareholders who wish to use this procedure must so elect on the New Account Application. Amounts withdrawn from an account by telephone are mailed without charge to the address printed on your account statement.

     As a special service, a shareholder may arrange to have amounts in excess of $1,000 wired in federal funds to a designated commercial bank account. To use this procedure please designate on the New Account Application a bank and bank account number to receive the proceeds of wire withdrawals. There is no charge for this service.

     A shareholder may change the bank account designated to receive redemptions. This may be done at any time upon written request to the Trust. The shareholder's signature must be guaranteed. Further documentation may be required from corporations, executors, administrators, trustees, guardians, or other fiduciaries.

     Neither the Trust nor Mutual Funds Service Co. ("MFSCo") will be responsible for any loss, expense, or cost arising from any telephone redemption request made according to the authorization set forth in the New Account Application if they reasonably believe such request to be genuine and follow reasonable procedures designed to verify the identity of the person requesting the redemption. If MFSCo fails to follow reasonable procedures MFSCo or the Trust may be liable for losses due to unauthorized or fraudulent transactions. MFSCo will provide each investor seeking telephone redemption privileges with a personalized security code which, along with other information, will be required of the caller upon request of a telephone redemption. Other information may also be required and calls may be recorded.

WHEN REDEMPTIONS ARE EFFECTIVE

     Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "How Net Asset Value Is Determined.")

WHEN PAYMENTS ARE MADE

     Amounts withdrawn by telephone are normally mailed or wired on the next Columbus, Ohio business day following the effective date of the order for withdrawal. Amounts withdrawn by mail are normally sent by mail within one business day after request is received, and must be mailed within seven days with the following exception: If shares are purchased by check, Mutual Funds Service Co. will not pay a redemption until reasonably satisfied the check used to purchase shares has been collected which could be fifteen (15) calendar days or more after shares are first paid for, unless payment was made with federal funds. The Fund will forward proceeds promptly once the check has cleared. (See "How to Buy Shares.")

--------------------------------------------------------------------------------
                               EXCHANGE PRIVILEGE

     A shareholder may exchange shares of the Fund for shares of any other Flex-funds' fund that are available for sale in your state at their respective net asset values. Exchanges are subject to applicable minimum initial and subsequent investment requirements.

     It will be necessary to complete a separate New Account Application if:

     1.  a shareholder wishes to register a new account in a different name;

     2.  a shareholder wishes to add telephone redemption to an account; or

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     3.  a shareholder wishes to have check-writing redemption privileges in a
         Money Market Fund account.

     Exchange requests may be directed to the Fund by telephone or written request. If a shareholder request is in valid form, and is accepted before the close of the Fund's business day, shares will be exchanged that day.

BY MAIL

     Exchange requests may also be made in writing and should be sent to The Flex-funds, c/o R. Meeder & Associates, Inc., P. O. Box 7177, Dublin, Ohio 43017. The letter must be signed exactly as the shareholder's name appears on the Fund's account records.

BY TELEPHONE

     Exchange requests may be made by telephone: call 1-800-325-FLEX, or call
(614) 766-7000. You may make exchanges by telephone if you have telephone redemption privileges for your current investment account and the registration of additional accounts will be identical. Neither the Fund nor Mutual Funds Service Co. ("MFSCo") will be responsible for any loss, expense, or cost arising from any telephone exchange request made according to the authorization set forth in the New Account Application if they reasonably believe such request to be genuine and follow reasonable procedures designed to verify the identity of the person requesting the exchange. If MFSCo fails to follow reasonable procedures MFSCo or the Fund may be liable for losses due to unauthorized or fraudulent transactions. MFSCo will provide each investor seeking telephone exchange privileges with a personalized security code which, along with other information, will be required of the caller upon request of a telephone exchange. Other information may also be required and calls may be recorded.

     Any exchange involves a redemption of all or a portion of the shares in the Fund and an investment of the redemption proceeds in shares of one of the other Flex-funds' funds. The exchange will be based on the respective net asset values of the shares involved, ordinarily at the value next determined after the request is received. An exchange may be delayed briefly if redemption proceeds will not be available immediately for purchase of newly acquired shares. The exchange privilege may be modified or terminated at any time. The exchange privilege is designed to accommodate changes in shareholder investment objectives. In addition, The Muirfield Fund reserves the right to reject any exchange request and to limit a shareholder's use of the exchange privilege.

     The exchange of shares of the Fund for shares of another Flex-funds' fund is treated for federal income tax purposes as a sale of the shares given in exchange. A shareholder may realize a taxable gain or loss on an exchange, and he should consult his tax adviser for further information concerning the tax consequences of an exchange.

--------------------------------------------------------------------------------
                           FLEX-FUNDS RETIREMENT PLANS

     The Trust offers retirement plans which include a prototype Profit Sharing Plan, a Money Purchase Pension Plan, a Salary Savings Plan - 401(k), an Individual Retirement Account (IRA), and a Simplified Employee Pension (SEP) Plan. Plan Adoption Agreements and other information required to establish a Flex-funds Retirement Plan are available from The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-325-FLEX, or call (614) 766-7000.

     Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a reduced minimum purchase requirement. (See "How to Buy Shares.")

--------------------------------------------------------------------------------
                           OTHER SHAREHOLDER SERVICES

AUTOMATIC ACCOUNT BUILDER

     Regular investments in the Fund of $100 or more will be deducted from a shareholder's checking or savings account and invested in shares of the Fund(s) selected. A shareholder's bank must be a member of the Automated Clearing House
(ACH). Shareholders wishing to add to their investment account must complete the Automatic Account Builder section of the New Account Application. There is no charge for this service.

SYSTEMATIC WITHDRAWAL PROGRAM

     A Systematic Withdrawal Program is offered for any investor who wishes to receive regular distributions from his account. The investor must either own or purchase shares having a value of at least $10,000 and advise the Trust in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application. The investor should realize that if withdrawals exceed income dividends, the invested principal may be depleted. The investor may make additional investments and may change or stop the program at any time. There is no charge for this program.

SUB-ACCOUNTING FOR INSTITUTIONAL INVESTORS

     The Trust's optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share

                         -----------------------------
                         The Muirfield Fund Prospectus
--------------------------------------------------------------------------------

activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the Trust.

DISTRIBUTOR

     Shares of the Fund are sold by the Trust itself in those states where its shares have been registered for sale or a valid exemption exists. States where registration or an exemption exists can be obtained by calling 1-800-325-FLEX or
(614) 766-7000.

--------------------------------------------------------------------------------

                              SHAREHOLDER ACCOUNTS

     The Trust maintains an account for each shareholder in full and fractional shares. The Trust reserves the right to reject any purchase order, and to waive minimum purchase requirements.

CONFIRMATION STATEMENTS

     All purchase and sale transactions, and dividend reinvestments, are confirmed promptly after they become effective.

ACCOUNTS BELOW MINIMUMS

     The Trust reserves the right to redeem shares in any account for their then current net asset value and pay the proceeds to the shareholder if at any time the account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions by the shareholder. The Trust also reserves the right to redeem the shares in any account which may have been opened under a waiver of minimum purchase requirements if sufficient additional shares were not subsequently purchased to meet these requirements. Before a redemption is processed, the shareholder will be allowed 30 days after written notice from the Trust to make an additional investment sufficient to bring the value of shares in the account to $1,000 ($500 for an IRA).

                    -----------------------------------------
                               INVESTMENT ADVISER
                          R. Meeder & Associates, Inc.
                    -----------------------------------------
                            ADDRESS OF FUND & ADVISER
                               6000 Memorial Drive
                                Dublin, OH 43017
                                  800-325-FLEX
                         614-766-7000 (in Central Ohio)
                    -----------------------------------------
                                    CUSTODIAN
                                 Star Bank, N.A.
                                Star Bank Center
                                425 Walnut Street
                              Cincinnati, OH 45202
                    -----------------------------------------
                            TRANSFER AGENT & DIVIDEND
                                DISBURSING AGENT
                            Mutual Funds Service Co.
                               6000 Memorial Drive
                                Dublin, OH 43017
                                  800-325-FLEX
                         614-766-7000 (in Central Ohio)
                    -----------------------------------------
                                    AUDITORS
                              KPMG Peat Marwick LLP
                              Two Nationwide Plaza
                               Columbus, OH 43215

                                 THE FLEX-FUNDS
                       CROSS REFERENCE SHEET TO FORM N-1A
                     FOR THE GROWTH FUND AND MUIRFIELD FUND

Part B.

Item No.         Statement of Additional Information

10               Cover Page

11               Table of Contents

12               Not applicable

13(a)(b)(c)      Investment Policies and Related Matters
13(d)            Not applicable

14(a)(b)         Officers and Trustees
14(c)            Not applicable

15(a)            Not applicable
15(b)(c)         Principal Holders of Outstanding Shares

16(a)(b)         Investment Adviser and Manager
16(c)            Not applicable
16(d)            Other Services
16(e)            Not applicable
16(f)            Distribution Plans
16(g)            Not applicable
16(h)            Other Services
16(i)            Other Services

17               Purchase and Sale of Portfolio Securities

18               Not applicable

19(a)            Not applicable
19(b)            Valuation of Portfolio Securities

20               Not applicable

21               Not applicable

22(a)            Not applicable
22(b)            Calculation of Total Return

23               Not Applicable

                                 THE FLEX-FUNDS

                               6000 Memorial Drive

                               Dublin, Ohio 43017

            Statement of Additional Information Dated November 10, 1995

This Statement of Additional Information pertains to the following Funds of The Flex-funds: The Growth Fund, The Muirfield Fund, The Bond Fund, The Short-Term Global Income Fund and The Money Market Fund. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of The Flex-funds dated April 28, 1995. A copy of the Prospectus may be obtained from The Flex-funds, at the above address, or by calling:
1-800-325-FLEX, or (614) 766-7000. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Policies and Related Matters                                       2
     General                                                                  2
     Defensive Investing                                                      2
     The Growth Stock Portfolio                                               4
     The Mutual Fund Portfolio                                                5
     The Short-term Global Portfolio                                          6
     The Money Market Portfolio                                               8
     Money Market Instruments and Bonds                                       8
     Ratings                                                                 10
     Hedging Strategies                                                      12
     Investment Restrictions                                                 15
     Portfolio Turnover                                                      16
     Purchase and Sale of Portfolio Securities                               18
     Valuation of Portfolio Securities                                       19
     Calculation of Yield - The Money Market Fund                            20
     Calculation of Total Return                                             21
     Calculation of Yield - The Bond and Short-
       Term Global Income Funds                                              22
Investment Adviser and Manager                                               23
Officers and Trustees                                                        25
Distribution Plans                                                           28
Flex-funds Retirement Plans                                                  31
Other Services                                                               31
Principal Holders of Outstanding Shares                                      32

Additional Information                                                       32

                    INVESTMENT POLICIES AND RELATED MATTERS

GENERAL

    As described in the Prospectus, the Trust seeks to achieve the investment objective of each Fund by investing all of its investable assets in a corresponding Portfolio having the same investment objective, policies and restrictions as that Fund. Since the investment characteristics of the Funds correspond directly to those of each Fund's respective Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolios.

    The investment policies set forth below in this section represent the Portfolios' policies as of the date of this Statement of Additional Information. The investment policies are not fundamental and they may be changed by the Trustees of the Portfolios without shareholder approval. (No such change would be made, however, without 30 days' written notice to shareholders.)

    The Manager of the Portfolios places a high degree of importance on protecting portfolio values from severe market declines. Consequently, a Portfolio's assets may at times be invested for defensive purposes in bonds and money market instruments. (See "Defensive Investment Strategy" and "Money Market Instruments and Bonds," below.)

    Because the Manager intends to employ flexible defensive investment strategies when market trends are not considered favorable, the Manager may occasionally change the entire portfolio in any, or several, of the Portfolios. High transaction costs could result when compared with other funds.

    All Portfolios intend to comply with the short-term trading restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended, although these restrictions could inhibit a rapid change in a Portfolio's investments. All Portfolios will strive for a positive investment return each calendar year.

DEFENSIVE INVESTMENT STRATEGY

    The Flex-funds are asset allocation mutual funds. The Manager has been involved in the application of tactical asset allocation with over 20 years experience managing market risk in all stock and bond market conditions.

    Studies have reviewed the importance of the asset allocation decision. The Manager believes the choice of the correct asset class has often contributed more to investment performance than the selection of a sector or individual security. Yet the typical investor and mutual fund manager often focus instead on an individual security or sector.

    Since 1974, the Manager's tactical asset allocation discipline, called "Defensive Investing", has addressed the asset allocation decision by making shifts in the mix of stocks, bonds and cash in a portfolio. "Defensive Investing" is based on mathematical principles and historical precedent.

    The Manager's tactical asset allocation discipline is based upon daily monitoring of over 50 technical and fundamental market indicators. Among the factors that the Manager monitors in an attempt to assess the current market environment are the following:

    o INDEX EVALUATION. The trend of stock market indexes and comparative analysis of the various indexes to evaluate the markets relative strengths and weaknesses.
    o DIVERGENT MARKET ACTIVITY. Comparison of internal measurements of the market to the trend of prices.
    o MONETARY AND INTEREST RATE TRENDS. The trends of interest rates and monetary conditions.
    o INVESTOR SENTIMENT. The effect of current opinion on the market environment.
    o VOLUME RELATIONSHIP TO PRICE. Comparison of volume measurements to price trends.
    o    EXTREME MARKET ACTIVITY. Short-term overbought or oversold conditions.

    The Manager maintains the flexibility to be fully invested in the stock or bond markets during favorable market conditions.

    The stock market has historically offered returns that have exceeded those available from bonds or money market instruments. Through the Manager's asset allocation process, it strives to protect shareholders during unfavorable, high risk markets and participate in rising low risk markets.

    Investors seeking a higher level of income than Treasury bills or money market instruments have often invested in intermediate to long-term bonds. Bond investors have historically been most vulnerable not to defaults on individual bonds, but to changes in interest rates that drive bond prices up or down.

    The Manager believes the appropriate way to defend assets against shifts in interest rates is to be invested in long-term bonds only when the trend of interest rates is stable or declining. To determine the bond market environment, the Manager monitors the following technical indicators:

    o    MOMENTUM. The trend of bond prices versus various moving averages.
    o REAL RATES. The 10-year treasury bond yield as compared to the inflation rate.
    o YIELD SPREAD. The 10-year treasury bond yield as compared to the T-bill yield.

    "Defensive Investing" examines and incorporates past market history in order to learn something about the markets of the future.

    For example, the gains offered by the U.S. stock market during the 1980s were surpassed only by the returns available during the 1950s. Therefore, the Manager believes that the stock market of the 1990s will look less like the 1980s and more like the historical average in terms of returns and volatility.

    Further, there has never been a time when investors in U.S. bonds have been rewarded as well as they were during the 1980s. The Manager believes absolute returns for bond investors in the 1990s will decrease from the 1980s. In order for the 1990s returns to approach those of the 1980s, long-term interest rates would have to fall below 3%.

              DECADES OF THE PAST

                         STOCKS                 BONDS
                         ---------------------------------------
                                   DOWN                    DOWN
              DECADE     RETURN    YEARS        RETURN     YEARS
              --------------------------------------------------
              1980s      405.5%      1           220.8%      1
              1970s       77.4%      3            70.8%      3
              1960s      111.9%      3            14.9%      3
              1950s      488.0%      2           - 1.0%      2
              1940s      141.1%      3            37.0%      3
              1930s      - 1.0%      6            61.3%      6
              --------------------------------------------------
                   Source:  DeMarche Associates

    The Flex-funds will strive to reduce or eliminate downside risk during adverse stock, bond and foreign currency markets and to participate in positive risk-reward market conditions, without excessive risk to principal.

THE GROWTH STOCK PORTFOLIO

    The Growth Stock Portfolio will invest in two representative groups of common stocks; one comprised of large capitalization stocks, the other of small capitalization stocks. At times, the Portfolio may invest more heavily in one group than in the other. For the purposes of this policy, "large capitalization"
 stocks are defined as stocks of companies that rank in the top one-third of the common stocks listed on the New York Stock Exchange ("N.Y.S.E."), based upon their equity capitalization. The "small capitalization" group are defined as stocks of companies that rank in the middle one-third of the common stocks listed on the N.Y.S.E., based upon their equity capitalization. This group of stocks would generally rank near or slightly below the average equity capitalization of all common stocks listed on the N.Y.S.E.

    Stocks may be deleted from either group in order to meet diversification requirements or due to mergers, takeovers, or bankruptcies.

    In seeking to attain the objective of the Growth Stock Portfolio, the Manager will change its investments from common stocks to a defensive position and back again to meet changing conditions in the stock market. Although earning current income will not be an objective, some income may be realized from stocks, from convertible securities, or, when the Portfolio takes a defensive position, from debt instruments. The Portfolio will strive for a positive investment return (a net gain of net asset value per share, including reinvestment of distributions) each fiscal year.

    The Growth Stock Portfolio's assets will be invested in stocks, except when they are invested in bonds or money market instruments for defensive purposes. The Portfolio will invest in common stocks when the Manager believes the stock market environment is favorable. Assets will be invested in money market instruments or bonds when the Manager believes a weak or declining trend in the stock market is occurring. The Portfolio will not invest in bonds or money market instruments except for defensive purposes, nor will it invest in bonds for capital appreciation.

THE MUTUAL FUND PORTFOLIO

    The Manager will select mutual funds for inclusion in the Mutual Fund Portfolio on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Mutual Fund Portfolio.

    The Manager utilizes an asset allocation system for deciding when to invest in mutual funds or alternatively in temporary investments such as are described below. The use of this system entails recurring changes from a fully invested position to a fully defensive position and vice-versa. (See "Additional Investment Policies" in the Trust's Prospectus.)

    In purchasing shares of other mutual funds the Mutual Fund Portfolio will agree to vote the shares in the same proportion as the vote of all other holders of such shares.

    The Mutual Fund Portfolio has adopted certain investment restrictions which cannot be changed except with the vote of a majority of the Mutual Fund Portfolio's outstanding shares. These restrictions are applicable to the Mutual Fund Portfolio and are described elsewhere in this Statement of Additional Information. Investment restrictions for the Mutual Fund Portfolio differ from the restrictions applicable to the other Portfolios, in that the Mutual Fund Portfolio is permitted to invest more than 5% of its assets in the securities of any one issuer; is permitted to purchase the shares of other investment companies (mutual funds); and may invest more than 25% of its assets in any one industry.

    The Mutual Fund Portfolio may only purchase up to 3% of the total outstanding securities of any underlying mutual fund. The holdings of any "affiliated persons" of the Trust and the Portfolios, as defined in the Investment Company Act, must be included in the computation of the 3% limitation. Accordingly, when "affiliated persons" hold shares of an underlying mutual fund, the Mutual Fund Portfolio will be limited in its ability to fully invest in that mutual fund. The Manager may then, in some instances, select alternative investments.

    The Investment Company Act also provides that an underlying mutual fund whose shares are purchased by the Mutual Fund Portfolio may be allowed to delay redemption of its shares in an amount which exceeds 1% of its total outstanding securities during any period of less than 30 days. Shares held by the Mutual Fund Portfolio in excess of 1% of a mutual fund's outstanding securities therefore may not be considered readily disposable securities.

    Under certain circumstances, an underlying mutual fund may determine to make payment of a redemption by the Mutual Fund Portfolio wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with rules of the Securities and Exchange Commission. In such cases, the Mutual Fund Portfolio may hold securities distributed by an underlying mutual fund until the Manager determines that it is appropriate to dispose of such securities.

    Portfolio investment decisions by an underlying mutual fund will be made independent of investment decisions by other underlying mutual funds. Therefore, an underlying mutual fund may be purchasing shares of a company whose shares are simultaneously being sold by some other underlying mutual fund. The result of this would be an indirect transaction expense (principally commissions) for the Mutual Fund Portfolio, without its having changed its investment position.

    The Mutual Fund Portfolio may invest in common stocks based upon the criteria described in its investment objectives. Because the Mutual Fund Portfolio will only invest directly in common stocks to replicate the performance of popular stock market indices the selection of stocks would be limited to those stocks found in a particular index. Generally, investments in common stocks will not exceed 25% of the Portfolio's net assets.

    For temporary defensive purposes, the Mutual Fund Portfolio may invest in (or enter into repurchase agreements with banks and broker-dealers with respect to) corporate bonds, U.S. Government securities, commercial paper, certificates of deposit or other money market instruments. The Mutual Fund Portfolio may engage in hedging transactions to the extent and for the purposes set forth in the Trust's Prospectus.

THE SHORT-TERM GLOBAL PORTFOLIO

    The Portfolio seeks high current yields by investing in a portfolio of debt securities denominated in the U.S. Dollar and in other foreign currencies. Accordingly, the Portfolio will seek investment opportunities in foreign, as well as domestic, securities markets. While the Portfolio normally will maintain a portion of its assets in debt securities denominated in foreign currencies, the Portfolio will invest at least 50% of its net assets in U.S. Dollar denominated securities. Up to 100% of the assets may be invested in U.S. Dollar denominated assets. The Portfolio may allocate 100% of its assets in high quality cash equivalent securities and/or U.S. Treasury Bills, Notes or Bonds with a maximum dollar-weighted average duration of three years or less. The Portfolio is designed for the investor who seeks a higher yield than a money market fund and less volatility in net asset value than a long-term bond fund.

    In seeking to attain its investment objective, the Portfolio seeks to minimize credit risk by investing in government-issued debt securities (both U.S. and foreign); certificates of deposit, bankers acceptances, and short-term debt of foreign banks with AAA long-term debt ratings; and foreign currency denominated short-term debt issued by U.S. banks and corporations; or (for defensive purposes), high quality U.S. dollar-denominated cash equivalent securities - see definition under "MONEY MARKET INSTRUMENTS AND BONDS". The Portfolio's Investment Adviser will allocate approximately 50% of the assets in intermediate or long-term U.S. Treasury Bills, Notes or Bonds when, in its opinion, U.S. interest rates are stable or falling. When this is not the case and for defensive purposes, this portion of the Portfolio will be invested in high-quality cash equivalent securities. The other 50% of the Portfolio will be allocated to investments in short-term (less than one year to maturity) foreign securities. No more than 25% of the Portfolio's net assets will be exposed to securities denominated in any one foreign currency. Securities will be selected only from countries which have established domestic security markets and which conduct significant foreign trade with the United States. Securities will be selected based upon assessment of their relative yield. Foreign debt obligations will be sold or hedged if, in the Investment Adviser's opinion, the trend of the value of a country's currency relative to the U.S. Dollar is negative or represents excessive risk. Assets designated for foreign securities but not invested because of negative currency trends will be invested in high quality U.S. Dollar-denominated cash equivalent securities.

    Investment in foreign debt securities entails three risk factors. First is credit risk. The Portfolio expects to minimize this risk by investing only in securities issued or guaranteed by a foreign government or in obligations issued by AAA rated foreign institutions. Second is market risk. The Portfolio expects to minimize this risk by investing only in debt securities with a remaining maturity of one year or less. Third is currency risk. The Portfolio will attempt to reduce the risk of currency exchange rate trends by eliminating exposure to a currency which, in the Investment Adviser's opinion, is in a negative trend. This may be accomplished through a hedging transaction or through the sale of securities denominated in the particular currency. A hedging transaction may include the use of regulated futures contracts, forward contracts, or options contracts.

    The net asset value of the Portfolio will change in response to interest rate fluctuations and foreign currency exchange rate fluctuations. If interest rates rise, the net asset value will be negatively impacted. Conversely, if interest rates decline, the net asset value will be positively impacted. The impact of rising or falling interest rates will vary relative to the exposure of the Portfolio to longer maturity securities. Up to 50% of the Portfolio may be exposed to U.S. Treasury obligations (with a maximum dollar-weighted average duration of three years or less) and up to 50% of the Portfolio may be exposed to one-year maturities of foreign securities. The portion of the portfolio which is invested in foreign securities will be subject to exchange rate fluctuations. Favorable exchange rate fluctuations will positively impact net asset value. Unfavorable fluctuations will negatively impact net asset value. Negative fluctuations could reduce or eliminate the yield advantage of investing in foreign securities. However, the Investment Adviser believes that its philosophy of selectively eliminating the exchange rate risk based upon its discipline of measuring the trend of foreign currencies will reduce the negative impact on net asset values.

THE MONEY MARKET PORTFOLIO

    The Money Market Portfolio seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance it will be able to do so. To do so, the Portfolio utilizes the amortized cost method of valuing its portfolio securities pursuant to a rule adopted by the Securities and Exchange Commission. The rule also prescribes portfolio quality and maturity standards. The Portfolio will be managed in accordance with the requirements of this rule.

MONEY MARKET INSTRUMENTS AND BONDS

    When investing in money market instruments or bonds, the Portfolios will limit their purchases, denominated in U.S. dollars, to the following securities. The Short-Term Global Portfolio may purchase these securities denominated in U.S. dollars or foreign currencies.

    * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

    * Bank Obligations and Instruments Secured Thereby - obligations including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. A Portfolio may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. A Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will a Portfolio invest more than 10% of its assets in time deposits.

    * High Quality Commercial Paper - The Growth Stock, Mutual Fund and Bond Portfolios may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

    * High Quality Commercial Paper - The Money Market Portfolio, which is subject to specific quality criteria and diversification requirements, may invest in commercial paper rated in either one of the two highest categories by at least two nationally recognized rating services, or, if not rated, guaranteed by a company having commercial paper rated in either one of the two highest categories by at least two nationally recognized rating services. See The Money Market Portfolio above.

    * Private Placement Commercial Paper - Private placement commercial paper ("Rule 144A securities") consist of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolios. A Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

    * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

    * Repurchase Agreements Pertaining to the Above - A Portfolio may invest without limit in any of the above securities subject to repurchase agreements with any Federal Reserve reporting dealer or member bank of the Federal Reserve System. A repurchase agreement is an instrument under which the purchaser (i.e., a Portfolio) acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities could be any of those described above, some of which might bear maturities exceeding one year. A Portfolio's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of each Portfolio to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. A Portfolio may enter into repurchase agreements with its custodian (Star Bank, N.A., Cincinnati) when it is advantageous to do so. No Portfolio will invest more than 10% of its assets, at time of purchase, in repurchase agreements which mature in excess of seven days.

    The Manager exercises due care in the selection of money market instruments and bonds. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of a Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of a particular Portfolio.

RATINGS

1.  Moody's Investors Services, Inc.'s Corporate Bond Rating:

    Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2.  Standard and Poor's Corporation's Corporate Bond Rating:

    AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

    AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

    A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

    BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3.  A-1 and P-1 Commercial Paper Ratings:

    Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

    The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4.  Description of Permitted Money Market Investments:

    Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

    U.S. Government Obligations - are bills, certificates of indebtedness, notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

    Repurchase Agreements - A repurchase transaction occurs when an investor buys a security and simultaneously agrees to resell it at a later date to the person from whom it was bought, at a higher price. The price differential represents interest for the period the security is held. Repurchase transactions will normally be entered into with banks and securities brokers. A Portfolio could suffer a loss if the bank or securities broker with which the Portfolio had a repurchase agreement were to default.

    Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

    Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

    Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

HEDGING STRATEGIES

    The Investment Adviser may conduct a hedging program on behalf of a Portfolio for any of the reasons described in the Prospectus. Such a program would involve entering into options, futures or forward contracts (hedge transactions).

    Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. Financial futures contracts or related options used by a Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. They do not necessarily increase risk, and may in fact reduce risk.

    The objective of an option, futures or forward contract transaction could be to protect a profit or offset a loss in a Portfolio from future price erosion. Or, the objective could be to acquire the right to purchase a fixed amount of securities or currency at a future date for a definite price. In either case, it would not be necessary for a Portfolio to actually buy or sell the securities or currency currently. Instead, the hedge transaction would give the Portfolio the right at a future date to sell, or in other instances buy, the particular securities or currency under consideration or similar securities. The value of shares of common stock, the face amount of currency or the face amount of government bonds or notes covered by the hedge transaction would be the same, or approximately the same, as the quantity held by the Portfolio or the quantity under consideration for purchase.

    In lieu of the sale of a security or currency, an option transaction could involve the purchase of a put option contract, which would give a Portfolio the right to sell a common stock, government bond, currency or futures contract on an index (see below), at a specified price until the expiration date of the option. A Portfolio will only purchase a put option contract on a stock, currency or bond when the number of shares of the issuer's stock, face amount of currency or the face amount of government bonds involved in the option transaction are equal to those owned by the Portfolio. Limitations on the use of put option contracts on an index are described below.

    Also, in lieu of the sale of securities or currency, a futures transaction could involve the sale of a futures contract which would require a Portfolio either (a) to deliver to the other party to the contract the securities specified and receive payment at the price contracted for, prior to the expiration date of the contract, or (b) to make or entitle it to receive payments representing (respectively) the loss or gain on the currency, security or securities involved in the futures contract.

    Also, in lieu of the sale of a currency, a forward contract could involve the sale of a currency for future delivery. A forward contract will specify a specific price and a specific date for the transaction to occur. A forward contract will only be entered into for specific amounts of currency which match the amount of foreign currency which the Portfolio will possess on the delivery date. Entering into a forward contract will reduce the affect on net asset values of currency exchange rates on the portion of the currency which is sold.

    The securities involved in an option or futures contract may be currency, stocks or government bonds, or a group of stocks represented by a popular stock market index, and they need not be exactly the same as those owned by a Portfolio. The Investment Adviser will select the futures contract which involves a security, group of securities, or index which it feels is closest to a mirror image of the investments held by the Portfolio. However, the securities involved in the contract need not be exactly the same as those owned by a Portfolio, and this may entail additional risk, as described below.

    To the extent that a Portfolio enters into futures contracts which sell an index or group of securities short and which therefore could require the Portfolio to pay the other party to the contract a sum of money measured by any increase in a market index, the Portfolio will be exposing itself to an indeterminate liability. On the other hand, a Portfolio should increase or decrease in value to approximately the same extent as the market index or group of securities, so any loss incurred on the contract should be approximately offset by unrealized gains in Portfolio positions. Such an outcome is not guaranteed, and it would be possible for the value of the index and the Portfolio to move in opposite directions, in which case the Portfolio would realize an unexpected gain or loss.

    A Portfolio will only sell an index short when the Investment Adviser has decided to reduce a Portfolio's risk for defensive purposes, and will close out the open liability as soon as the Investment Adviser decides that a defensive posture is no longer appropriate or the open liability represents an inappropriate risk in the circumstances. In shorting an index, a Portfolio will segregate assets to the full value of the contract and maintain and supplement such segregation to the extent necessary until the short position is eliminated.

    In lieu of the purchase of a security or currency, an option transaction could involve the purchase of a call option which would give the Portfolio the right to buy a specified security (common stock or government bonds) or currency or index aggregate at a specified price until the expiration date of the option contract. Sufficient cash or money market instruments will be segregated and maintained in reserve to complete the purchase.

The Portfolio will only purchase call options when the shares of stock or face amount of currency or face amount of bonds or value of the index aggregate included in the option are equal to those planned to be purchased by the Portfolio.

    In lieu of the purchase of securities or currency, a futures transaction could involve the purchase of a futures contract which would either (a) require the Portfolio to receive and pay for the securities or currency specified in the futures contract at the price contracted for prior to the expiration date of the contract or (b) require the Portfolio to make payment or receive payment representing (respectively) the loss or gain on the currency, security or securities involved in the contract. The securities may be government bonds, stocks, or a group of stocks such as a popular stock market index, and need not be exactly the same as those intended to be purchased by the Portfolio. The Investment Adviser will select the contract (therefore the group of securities) which it believes is most similar to those desired to be purchased by the Portfolio.

    Also, in lieu of the purchase of a currency, a forward contract could involve the purchase of a currency for future delivery. A forward contract will specify a specific price and a specific date for the transaction to occur. A forward contract will only be entered into for specific amounts of currency which match the amount of foreign currency which the Portfolio will need to possess on the delivery date. Entering into a forward contract for the purchase of a foreign currency will cause the fluctuations of currency exchange rates to affect the net asset value for the portion of the currency which is purchased.

    A Portfolio may sell any put or call option contracts it enters into. Such a transaction would normally be used to eliminate or close out a hedged position. A Portfolio may also buy or sell futures contracts to eliminate or close out a hedged position.

    Option contracts will be purchased through organized exchanges and will be limited to those contracts which are cleared through the Options Clearing Corporation. Organized exchanges which presently trade option contracts are the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange, the Pacific Stock Exchange, and the New York Stock Exchange.

    Futures contracts will only be entered into through an organized exchange. The exchanges which presently trade financial futures contracts are the New York Futures Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade, the Kansas City Board of Trade, and the International Monetary Market (at the Chicago Mercantile Exchange).

    Forward contracts for foreign currency will only be entered into with security brokers which are also primary dealers for U.S. Government securities as recognized by the U.S. Federal Reserve Banks or U.S. banks which are members of the Federal Reserve System.

    Put and call options and financial futures contracts are valued on the basis of the daily settlement price or last sale on the exchanges where they trade. If an exchange is not open, or if there is no sale, the contract is valued at its last bid quotation unless the Trustees determine that such is not a fair value. Forward contracts are valued based upon currency dealer quotations for reversing the position. In the case of a futures contract which entails a potential liability for a gain in a market index, the liability is valued at the last sale of an offsetting contract or if there was no sale, at the last asked quotation unless the Trustees determine that such does not fully reflect the liability.

    In conducting a hedging program for the Portfolios, the Investment Adviser may occasionally buy a call on an index or futures contract and simultaneously sell a put on the same index or futures contract. Or, in other circumstances, it may sell a call and simultaneously buy a put on the same index or futures contract.

    When conducting a hedging program on behalf of a Portfolio, the Portfolio will establish and maintain with the Custodian segregated accounts for the deposit and maintenance of margin requirements. Such deposits will be in the form of cash or U.S. Government securities in amounts as shall be required from time to time by the broker or the exchange on which the transactions are effected for the Portfolio.

INVESTMENT RESTRICTIONS

    The investment restrictions below have been adopted by the Trust with respect to each of the Funds and by the Portfolios as fundamental policies. Under the Investment Company Act of 1940 (the "Act"), a "fundamental" policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, to which it relates, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a shareholder meeting if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (b) more than 50 percent of the outstanding shares ("Majority Vote"). The percentage limitations contained in the restrictions listed below apply at the time of the purchase of the securities. Whenever a Fund is requested to vote on a change in the investment restrictions of a Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the shareholders.

    Provided that nothing in the following investment restrictions shall prevent the Trust from investing all or part of a Fund's assets in an open-end management investment company with the same investment objective or objectives as such Fund, no Fund or Portfolio may: (a) Issue senior securities; (b) Borrow money except as a temporary measure, and then only in an amount not to exceed 5% of the value of its net assets (whichever is less) taken at the time the loan is made, or pledge its assets taken at value to any extent greater than 15% of its gross assets taken at cost; (c) Act as underwriter of securities of other issuers; (d) Invest in real estate except for office purposes; (e) Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts involving U.S. Treasury Securities, corporate securities, or financial indexes; (f) Lend its funds or other assets to any other person; however, the purchase of a portion of publicly distributed bonds, debentures or other debt instruments, the purchase of certificates of deposit, U.S. Treasury Debt Securities, and the making of repurchase agreements are permitted, provided repurchase agreements with fixed maturities in excess of 7 days do not exceed 10% of its total assets; (g) Purchase more than 10% of any class of securities, including voting securities of any issuer, except that the purchase of U.S. Treasury debt instruments shall not be subject to this limitation; (h) Invest more than 5% of its total assets (taken at value) in the securities of any one issuer, other than obligations of the U.S. Treasury; provided, however, that this restriction shall not be applicable to any separate investment series of the Trust or a Portfolio which is created specifically to invest in the shares of other investment companies; (i) Purchase any securities on margin, or participate in any joint or joint and several trading account, provided, however, that it may open a margin account to the extent necessary to engage in hedging transactions which are not precluded by other particular restrictions; (j) Make any so-called "short" sales of securities, except against an identical portfolio position (i.e., a "short sale against the box"), but this restriction shall not preclude a futures contract which sells short an index or group of securities; (k) Invest more than 25% of its net assets at time of purchase (taken at value) in the securities of companies in any one industry; provided, however, that this restriction shall not be applicable to any separate investment series of the Trust or a Portfolio which is created specifically to invest in the shares of other investment companies; (l) Purchase the securities of another investment company except where such purchase is part of a plan of merger or consolidation; provided, however, that this restriction shall not be applicable to any separate investment series of the Trust or a Portfolio which is created specifically to invest in the shares of other investment companies; (m) Purchase or retain any securities of an issuer, any of whose officers, directors or security holders is an officer or director of the Trust or a Portfolio, if such officer or director owns beneficially more than 1/2 of 1% of the issuer's securities or together they own beneficially more than 5% of such securities; (n) Invest in securities of companies which have a record of less than three years' continuous operation if, at the time of such purchase, more than 5% of its assets (taken at value) would be so invested; (o) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs; (p) Invest in warrants; and (q) Invest more than 10% of its assets in restricted securities and securities for which market quotations are not readily available and repurchase agreements which mature in excess of seven days; however, this shall not prohibit the purchase of money market instruments or other securities which are not precluded by other particular restrictions.

    In order to comply with certain state investment restrictions, each of the Trust's and the Portfolios' operating policy is not to: (a) Notwithstanding (b) above, pledge assets having a value in excess of 10% of its gross assets; (b) Invest in oil, gas or mineral leases or programs; and (c) Purchase real estate limited partnerships.

PORTFOLIO TURNOVER

    The portfolio turnover rate for the fiscal year ended December 31, 1994, in the Growth Stock Portfolio was 103% (1993 - 100%); in the Mutual Fund Portfolio was 168% (1993 - 280%); in the Bond Portfolio was 708% (1993 - 236%) and in the Short-Term Global Portfolio was 0.00% (1993 - 781%). Resultant turnover rates are primarily a function of the Manager's response to market conditions. In the Manager's opinion, it was in the best interest of Growth Stock, Mutual Fund, Bond and Short-Term Global Portfolios to change their portfolios to a fully or partially defensive position at various times during the year. This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules.

    THE MUTUAL FUND AND GROWTH STOCK PORTFOLIOS. The Portfolios began the year with 50% of each portfolio invested in the stock market and became fully invested in early January. The Portfolios remained fully invested in the stock market through 1994's first quarter rally. Each Portfolio was invested defensively from March through the end of the year. The assets of the Portfolios were defensive via the implementation in short-term bonds or money market instruments due to the Adviser's evaluation that the level of risk in the stock and bond markets was high and it was not prudent to have exposure to those markets.

    THE SHORT-TERM GLOBAL PORTFOLIO. The Short-Term Global Portfolio, which invests in short-term debt instruments denominated in foreign currencies, will generally have a relatively higher turnover rate when compared to equity and bond portfolios. However, this was not the case in 1994. The lack of portfolio turnover was a result of the portfolio investing only in short-term securities. During 1994 the portion of the Portfolio's assets designated for investment in U.S. Treasuries remained invested in short-term money market instruments. This defensive posture was dictated due to continued declines in the short and intermediate term bond market which was prompted by increases in U.S. interest rates.

    THE BOND PORTFOLIO. The Federal Reserve Board raised the Federal Funds rate six times during 1994. While rising interest rates mean higher yields on bonds, they also lead to declining bond prices. In response to sharp increases in rates and lower bond prices, the Bond Portfolio remained in a defensive position for much of the year through investments in money market instruments. The Portfolio began the year in a totally defensive position. In an attempt to increase the net yield of the Portfolio, the portfolio became fully invested in 10-year U.S. Treasury Bonds in early February as well as hedging the portfolio's exposure to the bond market with ten-year treasury bond futures. In May the portfolio adopted a fully defensive position and remained defensive throughout the year based on the Adviser's continued concern over the trend of rising interest rates.

    Two of the Portfolios have an investment objective of long term growth of capital. Major changes in their portfolios have resulted in portfolio turnover rates of as much as 280%, which is greater than that of most other investment companies, including many which emphasize capital appreciation as a basic policy. The policies of the Growth Portfolio may be expected to result in correspondingly heavier brokerage commissions and taxes, which ultimately must be borne by the Trust's shareholders.

    Management is presently unable to predict the portfolio turnover rate for the current year in any of the Portfolios, as any major change in investment posture to a defensive position, or vice versa, will result in a portfolio turnover of 100% or more. It is conceivable that the turnover rate for one or more of the Portfolios will exceed 200% in the current year.

PURCHASE AND SALE OF PORTFOLIO SECURITIES

    Each Portfolio seeks to obtain the best available prices on, and firm execution of, all purchases and sales of portfolio securities. In order to do so, it may buy securities from or sell securities to broker/dealers acting as principals and may use primary markets in the purchase or sale of over-the-counter securities, unless best price and execution can be obtained in some other way.

    Satisfied that it is obtaining the best available price and favorable execution, a Portfolio may, from time to time, place orders for the purchase or sale of portfolio securities with broker/dealers who provide research, statistical or other financial information or services ("research") to it or to
R. Meeder & Associates, Inc. ("RMA"), or to any other client for which RMA acts as investment adviser. The reasonableness of brokerage commissions paid by a Portfolio in relation to transaction and research services received is evaluated by the staff of RMA on an ongoing basis. The general level of brokerage charges and other aspects of each Portfolio's portfolio transactions are reviewed periodically by its Board of Trustees.

    RMA is the principal source of information and advice to each Portfolio and is responsible for making and initiating the execution of investment decisions for each Portfolio. However, it is recognized by the Trustees that it is important for RMA, in performing its responsibilities to each Portfolio, to continue to receive and evaluate the broad spectrum of economic and financial information which many securities brokers have customarily furnished in connection with brokerage transactions and that, in compensating brokers for their services, it is in the interest of each Portfolio to take into account the value of the information received for use in advising each Portfolio. The extent, if any, to which the obtaining of such information may reduce the expenses of RMA in providing management services to each Portfolio is not determinable. In addition, it is understood by the Trustees that other clients of RMA might also benefit from the information obtained for a Portfolio, in the same manner that a Portfolio might also benefit from information obtained by RMA in performing services to others.

    RMA utilizes brokers who have demonstrated an ability to execute orders on a favorable basis, or who are able to provide research or other services. RMA does not knowingly authorize a higher rate of commission to one broker than to any other. In order to assure itself that a Portfolio is paying reasonable commissions, RMA will periodically attempt to determine the rates being paid by other institutional investors of similar size.

    Currently, RMA negotiates for commissions equal to no more than 20 basis points (1/5 of 1%) and is generally able to hold commissions at or below that level. For the fiscal year ended December 31, 1994, this approach resulted in an average commission of 5.8 cents per share on portfolio purchases and sales. Debt securities are purchased on a net basis.

    RMA and the Trust have previously purchased various research and other services with brokerage commissions paid to or for the benefit of certain entities, whose service, annual fees and charges for the year ended December 31, 1994 were as follows:
(1) Standard & Poors Securities, Inc., fixed income research, $7,762 per year, $6,385 paid in 1994. (2) The Clifton Group, equity and fixed income research and trading $40,516 per year, $40,516 paid in 1994. (3) Yanni Bilkey, fixed income research, $7,500 per year, $7,500 paid in 1994. (4) Wellington & Co., miscellaneous research services and reports, $7,343 per year, $7,343 paid in 1994. (5) Merrill Lynch Capital Markets, miscellaneous research services and reports, $6,451 per year, $6,451 paid in 1994. (6) Bloomberg Financial, equity and fixed income research, $20,298 per year, $20,298 paid in 1994. (7) Moody's Investor Services, fixed income research, $11,736 per year, $11,736 paid in 1994. (8) Commodity Quote Graphics, equity and fixed income research, $13,200 per year, $13,220 paid in 1994. These entities receive payments through Wellington and Company and The Citation Group which received $1.75 and $1.70 respectively for each $1 paid. The fees listed above include those paid by both RMA and the Trust. Total commissions paid by the Trust to Wellington and Company and The Citation Group amounted to $13,625 and $4,035, respectively.


    The Boards of Trustees of the Growth Stock Portfolio and the Trust have approved an arrangement between RMA and Miller/Howard Investments, Inc. under which Miller/Howard Investments, Inc. will provide RMA with research services regarding securities under consideration for purchase and sale by the Growth Stock Portfolio and the timing of the purchase and sale of such securities. Miller/Howard Investments, Inc. will be paid for such research services by one or more broker/dealers executing securities transactions on behalf of the Growth Stock Portfolio. Lowell Miller, the President and a director of Miller/Howard Investments, Inc., is a Vice President of The Flex-funds. Miller/Howard Investments, Inc. serves as the subadviser to the Utilities Stock Portfolio. All of the assets of the Total Return Utilities Fund, a series of The Flex-funds, and the BTB Fund, a series of The Flex-Partners, are invested in the Utilities Stock Portfolio.


    It is the opinion of the Trust, the Portfolios and RMA that the receipt of research from brokers will not materially reduce RMA's own research activities or the overall cost of fulfilling its contracts with the Trust or the Portfolios. Neither the Trust nor the Portfolios have any broker/dealer affiliate.

    During the year ended December 31, 1994, the Growth Stock Portfolio paid total commissions of $135,422 ($99,419 in 1993; $248,993 in 1992). The Mutual
Fund Portfolio paid no commissions in 1994 ($0 in 1993; $28,928 in 1992) on the purchase and sale of portfolio securities.

VALUATION OF PORTFOLIO SECURITIES

    Except for securities owned by The Money Market Portfolio, securities owned by a Portfolio and listed or traded on any national securities exchange are valued at each closing of the New York Stock Exchange on the basis of the last sale on such exchange each day that the exchange is open for business. If there is no sale on that day, or if the security is not listed, it is valued at its last bid quotation on the exchange or, in the case of unlisted securities, as obtained from an established market maker. Futures contracts are valued on the basis of the cost of closing out the liability; i.e., at the settlement price of a closing contract or at the asked quotation for such a contract if there is no sale. The Money Market Portfolio will value its securities by the amortized cost method as it maintains a dollar weighted average portfolio maturity of 90 days or less. Money market instruments (certificates of deposit, commercial paper, etc.) in the other Portfolios, having maturities of 60 days or less, are valued at amortized cost if not materially different from market value. Portfolio securities for which market quotations are not readily available are to be valued by the Manager in good faith at its own expense under the direction of the Trustees. In The Bond and Short-Term Global Portfolios, securities are valued each day at 3:00 p.m.

    Other assets, which include cash, prepaid and accrued items and amounts receivable as income on investments and from the sale of portfolio securities, are carried at book value, as are all liabilities. Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

CALCULATION OF YIELD - THE MONEY MARKET FUND

    The Money Market Fund calculates its yield quotations based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. The following is an example of the yield calculations for the seven days ended December 31, 1994.

      Simple yield:

      Value of hypothetical account at end of period         $1.00107441
      Value of hypothetical account at beginning of
        period                                                1.00000000
                                                             -----------

      Base period return                                     $ .00107441
                                                             ===========

      Current seven day yield (.00107441 x (365/7)                  5.60%

      Effective yield:

      Effective yield [(.00107441 + 1)365/7 ] - 1                   5.76%

    These yields reflect the Manager's decision to voluntarily waive a portion of its management fee. Therefore, the Fund realized a higher yield as a result of reduced expenses. Investors should recognize that yields are not necessarily representative of future results, but will vary as a function of market conditions and expenses incurred.

    The Manager presently intends to waive a portion of its management fee in the Money Market Portfolio to the extent necessary to achieve for The Money Market Fund a compound annualized yield that will rank within the top 10% of yields for all general purpose money market funds in 1995. There is no guarantee that waiver of fees alone will accomplish this objective. The Manager may change this policy at any time without notice to shareholders. This would, in some circumstances, have an adverse effect on the net income of the Fund, and the yields earned by shareholders. For planning purposes prospective investors and shareholders should assume that expenses will be based on the maximum fee. (See "Synopsis of Financial Information" in the Trust's Prospectus.)

CALCULATION OF TOTAL RETURN

    From time to time The Growth, Muirfield, Bond and Short-Term Global Income Funds may advertise their average annual total returns for various periods of time. When applicable, depending on the Fund, the periods of time shown will be for a one-year period; a five-year period (or relevant portion thereof) and since inception. The calculation assumes the reinvestment of all dividends and distributions. Below is an example of the total return calculation for The Muirfield Fund assuming a hypothetical investment of $1,000 at the beginning of each period.

    It is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                n
         P (1+T)  =  ERV
         P = initial investment of $1,000
         T = average annual total return
         n = Number of years
         ERV = ending redeemable value at the
         end of the base period

THE MUIRFIELD FUND:

                                                     Total Return
                            --------------------------------------------------------------
                                 1 Year                 5 Years              6.4 Years
                              Period Ended           Period Ended          Period Ended
                            December 31, 1994      December 31, 1994     December 31, 1994
                            -----------------      -----------------     -----------------
Value of Account
  At end of Period              $1,027.00              $1,576.40              $1,908.92

Value of Account
  At beginning  of Period        1,000.00               1,000.00               1,000.00
                                ---------              ---------              ---------

Base Period Return              $   27.00              $  576.40              $  908.92

Average Total Return                 2.70%                  9.53%                 10.63%

Values were computed according to the following formulas:

    1 Year:        $1,000 (1 + .0270)        =  $1,027.00

    5 Years:       $1,000 (1 + .0953)(5)     =  $1,576.40

    6.4 Years:     $1,000 (1 + .1063)(6.4)   =  $1,908.92

The Total Return performance data in this hypothetical example represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Total Return quotations, when advertised for The Growth, Bond and Short-Term Global Income Funds, are calculated in the same manner as described above.

CALCULATION OF YIELD - THE BOND FUND AND SHORT-TERM GLOBAL INCOME FUNDS

    From time to time each of The Bond and Short-Term Global Income Funds may advertise its thirty-day yield quotation. It is computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

    YIELD = 2 [(a - b + 1)(6) - 1]
                -----
                cd

a = income earned during the period
b = expense accrued for the period
c = average number of shares outstanding during the period d = offering price per share on the last day of the period

Below is an example of calculation of The Bond Fund's yield for the thirty days ended December 31, 1994:

    4.51% = 2 [($ 58,283 - $10,530 +1)(6) - 1]
                ------------------
                 666,607 x 19.25

    Quotations of yield for each of The Bond and Short-Term Global Income Funds will be accompanied by total return calculations current to the most recent calendar quarter. Total return will be calculated in the manner described above (See "Calculation of Total Return"). Below is an example of the total return calculation for The Bond Fund assuming a hypothetical investment of $1,000 at the beginning of each period.

THE BOND FUND:

                                               Total Return
                                -----------------------------------------------
                                   1 Year          5 Years         9.65 Years
                                Period Ended    Period Ended      Period Ended
                                Dec. 31, 1994   Dec. 31, 1994     Dec. 31, 1994
                                -------------   -------------     -------------
Value of Account
   At end of Period               $  990.10       $1,382.35         $1,891.96

Value of Account
  At beginning of Period           1,000.00        1,000.00          1,000.00
                                  ---------       ---------         ---------

Base Period Return                $   -9.90       $  382.35         $  891.96

Average Total Return                   -.99%           6.69%             6.83%

    The Total Return performance data in this hypothetical example, represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         INVESTMENT ADVISER AND MANAGER

    R. Meeder & Associates, Inc. (the "Manager") is the investment adviser and manager for, and has a separate Investment Advisory Contract with, each Portfolio. Previously, the Manager managed the assets of the Funds pursuant to separate investment advisory contracts until May of 1992, at which time the investment by the Funds in the Portfolios was implemented.

    The Investment Advisory Contract for each Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. Each of these contracts is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of outstanding shares of each Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewals.

    Each Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

    Costs, expenses and liabilities of the Trust attributable to a particular Fund are allocated to that Fund. Costs, expenses and liabilities which are not readily attributable to a particular Fund are allocated among all of the Trust's Funds. Thus, each Fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from R. Meeder & Associates; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the 2/10 of 1% limitation of each Fund's Distribution Plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

    The respective expenses of each Portfolio include the compensation of their respective Trustees who are not affiliated with the Adviser; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, of legal counsel and of any transfer agent, accountant, custodian of the Portfolio; insurance premiums and other miscellaneous expenses.

    Expenses of each Portfolio also include all fees under its Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Adviser under the Advisory Contract and other miscellaneous expense.

    The Board of Trustees of the Trust believe that the aggregate per share expenses of any Fund and its corresponding Portfolio will be less than or approximately equal to the expenses which a Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.

    The Manager earns an annual fee, payable in monthly installments as follows. The fee for the Growth Stock and Mutual Fund Portfolios is based upon the average net assets of each Portfolio and is at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of average net assets. Annual fees for the Bond and Short-Term Global Portfolios are at the rate of 0.40% of the first $100 million of average net assets and 0.20% in excess of $100 million. The annual fee for the Money Market Portfolio is at the rate of 0.40% of the first $100 million and 0.25% in excess of $100 million, of average net assets.

    For the year ended December 31, 1994, the Growth Stock Portfolio paid fees to the Manager totaling $240,045 ($259,462 in 1993; $317,929 in 1992); in The
Mutual Fund Portfolio $743,058 ($658,238 in 1993; $515,994 in 1992); in the Bond
Portfolio $33,422 ($35,998 in 1993; $22,526 in 1992); in the Short-Term Global
Portfolio $12,667 ($107,296 in 1993; $67,445 in 1992); in the Money Market
Portfolio $243,359 ($232,839 in 1993; $282,926 in 1992).

    R. Meeder & Associates, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The

Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), which is controlled by Robert S. Meeder, Sr. The Manager's officers and directors, and the principal offices held by each in MII are as set forth in the Prospectus under the caption "The Trust and its Management." Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and each Portfolio. Mr. Robert S. Meeder, Jr., is a Trustee and officer of the Trust and an officer of each Portfolio. Mr. Philip A. Voelker is a Trustee and officer of each Portfolio and an officer of the Trust. Each of Messrs. Donald F. Meeder, Wesley F. Hoag and Steven T. McCabe is an officer of the Trust and each Portfolio.

                              OFFICERS AND TRUSTEES

    The Trust and each Portfolio are managed by its Trustees and officers. Their names, positions and principal occupations during the past five years are listed below:

                                             Position             Principal
Name & Address                               Held                 Occupation
--------------                               --------             ----------
ROBERT S. MEEDER, SR.*+                      Trustee/             Chairman of  R.
                                             President (1)(2)     Meeder & Associates,
                                                                  Inc., an Investment
                                                                  Adviser.

MILTON S. BARTHOLOMEW,  ESQ.                 Trustee (2)          Retired, formerly a
1424 Clubview Boulevard, S.                                       practicing attorney in
Worthington, OH  43235                                            Columbus, Ohio.
                                                                  Member of the
                                                                  Portfolio's Audit
                                                                  Committee.

ROGER D. BLACKWELL                           Trustee (1)          Professor of Marketing
Blackwell Associates, Inc.                                        and Consumer
2929 Kenny Road, Suite 190                                        Behavior, The Ohio
Columbus, OH  43221                                               State University, and
                                                                  President of Blackwell
                                                                  Associates, Inc., a
                                                                  strategic consulting
                                                                  firm.

JOHN M. EMERY                                Trustee (1)          Retired, formerly Vice
2390 McCoy Road                                                   President & Treasurer
Columbus, OH 43220                                                of Columbus &
                                                                  Southern Ohio
                                                                  Electric Co.  Member
                                                                  of the Trust's Audit
                                                                  Committee.

RICHARD A. FARR                              Trustee (1)            President of R&R
3250 W. Henderson Road                                              Supply Co. and
Columbus, OH  43220                                                 General Manager of
                                                                    RAFCo., Inc., two
                                                                    companies involved
                                                                    in engineering, consul-
                                                                    ting & sales of heating
                                                                    & air conditioning
                                                                    equipment.

RUSSEL G. MEANS                              Trustee (2)            Chairman of
4789 Rings Road                                                     Employee Benefit
Dublin,  OH  43017                                                  Management Corpo-
                                                                    ration, consultants and
                                                                    administrators of self-
                                                                    funded health and
                                                                    retirement plans.

ROBERT S. MEEDER, JR. *+                     Trustee (1)/           President/Portfolio
                                             Vice                   Manager of
                                             President (1)(2)       R. Meeder &
                                                                    Associates, Inc.

WALTER L. OGLE                               Trustee (2)            Executive Vice
One Corporate Drive                                                 President of Godwins,
Clearwater, FL  34622                                               Booke & Dickenson
                                                                    employee benefit,
                                                                    compensation and
                                                                    human resource
                                                                    consultants.

NEIL P. RAMSEY                               Trustee (2)            President, Ramsey
Suite 215                                                           Financial, a private
1230 Hurstbourne Parkway                                            investment manage-
Louisville, KY  40222                                               ment company.

PHILIP A. VOELKER *+                         Trustee (2)/           Senior Vice President
                                             Vice President(1)(2)   of R. Meeder &
                                                                    Associates, Inc.

JAMES B. CRAVER *                            Assistant              Senior Vice President
6 St. James Avenue                           Secretary (1)(2)       of Signature Financial
Boston, MA  02116                                                   Group, Inc. (since
                                                                    January 1991);
                                                                    Partner,  Baker &

                                                                    Hostetler (August
                                                                    1984 to December
                                                                    1990).

WESLEY F. HOAG*+                            Vice President (1)(2)   General Counsel and
                                                                    Chief Operating
                                                                    Officer of R. Meeder
                                                                    & Associates, Inc.
                                                                    (since July 1993);
                                                                    Attorney, Porter,
                                                                    Wright, Morris &
                                                                    Arthur, a law firm
                                                                    (October 1984 to June
                                                                    1993).

STEVEN T. MCCABE *+                         Assistant               Controller, R. Meeder
                                            Treasurer  (1)(2)       & Associates (since
                                                                    April 1991);  Assistant
                                                                    Treasurer, Cardinal
                                                                    Group of Funds
                                                                    (October 1986 to
                                                                    April 1990)

DONALD F. MEEDER *+                         Secretary/              Vice President of R.
                                            Treasurer (1)(2)        Meeder & Associates,
                                                                    Inc., and President of
                                                                    Mutual Funds Service
                                                                    Company.

(1)  Trustee and/or officer of The Flex-funds
(2)  Trustee and/or officer of each Portfolio

* "Interested Person" of the Trust (as defined in the Investment Company Act of
  1940).

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio  43017.

    Trustees and officers of the Trust and the Portfolios own in aggregate less than 1% of the Trust's outstanding shares. Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

    Several Trustees and each officer of the Trust hold the same positions with The Flex-Partners, a Massachusetts business trust consisting of three separate series. Each Trustee and officer of the Portfolio hold the same positions with each corresponding Portfolio of The Flex-funds and Flex-Partners Trusts. The Manager serves as the investment adviser to each Portfolio of The Flex-funds and Flex-Partners Trusts.

    The Trust pays each Trustee who is not an "interested person" an annual fee of $3,000, plus $750 for each meeting of the Board of Trustees attended regardless of the number of Boards of Trustees on which each Trustee serves. Mr. Emery comprises the Audit Committee for each of The Flex-funds and The Flex-Partners Trusts. Mr. Emery is paid $400 for each meeting of the Audit Committees attended regardless of the number of Audit Committees on which he serves. Trustee fees for The Flex-funds totaled $13,625 for the year ended December 31, 1994 ($16,500 in 1993). Mr. Emery comprises the Trust's Audit Committee. Audit Committee meeting fees totaled $800 for the year ended December 31, 1994 ($800 in 1993). All other officers and Trustees serve without compensation from the Trust.

    The Portfolios pay each Trustee who is not an "interested person" an annual fee of $3,000, plus $750 for each meeting of the Board of Trustees attended regardless of the number of Boards of Trustees on which each Trustee serves. Mr. Bartholomew comprises the Audit Committee for each of the corresponding Portfolios of The Flex-funds and The Flex-Partners Trusts. Mr. Bartholomew is paid $400 for each meeting of the Audit Committee attended regardless of the number of Audit Committees on which he serves. All other officers and Trustees serve without compensation from the Portfolios. Trustee fees for all Portfolios combined totaled $18,750 for the year ended December 31, 1994 ($18,000 in 1993). Mr. Bartholomew comprises each Portfolio's Audit Committee. Audit Committee meeting fees for all Portfolios totaled $800 for the year ended December 31, 1994 ($400 in 1993). All other officers and Trustees of the Portfolios serve without compensation from any Portfolio.

                               DISTRIBUTION PLANS

    Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "Act") describes the circumstances under which an investment company such as the Trust may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity which is primarily intended to result in the sale of Trust shares.

    The Trust has adopted a Distribution Plan for each of the five Funds described herein. These Plans permit, among other things, payment for distribution in the form of commissions and fees, advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, and service organizations. Another class of recipients is banks. Currently, The Glass - Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. Since the only function of banks who may be engaged as participating organizations, is to perform administrative and shareholder servicing functions, the Trust believes that such laws should not preclude banks from acting as participating organizations; however, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as judicial or administrative decisions or interpretations of statutes or regulations, could prevent a bank from continuing to perform all or a part of its shareholder service activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Trust shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Trust might occur and a shareholder being serviced by such bank might no longer be able to avail himself, or itself, of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

    The Trust may expend in each of the five Funds as described herein as much as, but not more than 2/10 of 1% of the Fund's average net assets annually pursuant to the Plan. A report of the amounts so expended in each such Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Plan for each such Fund provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

    The Plan for each of the Trust's Funds is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in any of the related service agreements or by vote of a majority of the Trust's shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of any of the Plans or in any of the related service agreements, upon not more than 60 days' written notice to the service organization, or by the vote of the holders of a majority of the Trust's shares, or, upon 15 days' notice, by a party to a service agreement.

    Each Plan was approved by the Trust's Board of Trustees, who made a determination that there is a reasonable likelihood that the Plans will benefit the Funds. The Plans were approved by shareholders and they will continue in effect only if approved at least annually by the Board of Trustees. The Trust has entered into agreements whereby a Trustee and a company with which one of the Trustees is affiliated will be paid for their assistance in explaining and interpreting the Funds, their investment objectives and policies, and the Trust's retirement plans, to clients. These include: Russel G. Means, a Trustee of the Portfolios; and the firm of Ogle and Waters, Inc. with which Walter L. Ogle, a Trustee of the Portfolios, is affiliated. Total payments made by the Trust to parties with service agreements for the year ended December 31, 1994 amounted to $117,477 ($167,979 in 1993; $182,888 in 1992). In addition, expenditures were approved by the Board of Trustees for the printing and mailing of prospectuses, periodic reports and other sales materials to prospective investors; advertising; the services of public relations and marketing consultants; and the cost of special telephone service to encourage the sale of Fund shares. These expenditures amounted to $174,876 for the year ended December 31, 1994 ($146,316 in 1993; $145,987 in 1992).

    The table below states the amounts paid under each current Fund's distribution plan for the year ended December 31, 1994.

                  DISTRIBUTION PLAN EXPENSES PAID BY THE FUNDS*

                                                                                       Short-Term
                                                                            Money        Global
Type of Expense                     Growth      Muirfield        Bond       Market       Income
---------------                     ------      ---------        ----       ------     ----------
Payments to
  Consultants                      $13,671       $40,752       $ 7,041      $ 52,325     $ 3,688

Public Relations                   $12,657       $16,986       $ 7,185      $ 10,401     $ 4,958

Marketing/
  Advertising                      $12,027       $16,042       $10,985      $ 13,806     $10,272

Wats Telephone
  Service                          $ 1,269       $ 2,440       $   523      $  4,803     $   164

Printing and Mailing               $ 5,698       $14,987       $ 2,458      $ 25,296     $ 1,919
                                   -------       -------       -------      --------     -------

Total                              $45,322       $91,207       $28,192      $106,631     $21,001

    *Distribution expenses of the Trust attributable to a particular Fund are borne by that Fund. Distribution expenses which are not readily identifiable as attributable to a particular Fund are allocated among each of the five Funds descibed above based on the relative size of their average net assets.

    In order to comply with certain state requirements, each Fund of the Trust and its corresponding Portfolio in the aggregate (i) will not pay or charge sales fees, which may not be used for sales expenses or in lieu of an additional sales charge or redemption fee; and (ii) the total charges against net assets for sales distribution activities and/or the servicing of shareholder accounts will not be in excess of .25% of average net assets per annum.

    In addition, any Agent or Consultant that contemplates entering into an agreement with the Trust for payment in connection with the distribution of Fund shares, under any Fund's distribution plan, shall be responsible for complying with any applicable securities or other laws which may be applicable to the rendering of any such services. It would appear that any Agent or Consultant would need to be registered as broker/dealer in the state of Texas if Texas residents are their clients.

                          FLEX-FUNDS RETIREMENT PLANS

    The Trust offers retirement plans which are described in the Prospectus. Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a $500 minimum purchase requirement. Information concerning contribution limitations for IRA accounts are described below.

Individual Retirement Accounts (IRA):

    Limitation on Deductible Contributions - Under prior law an individual with earned income, not yet 70 1/2 years of age, was allowed a deductible IRA contribution, limited to the lesser of earned income or $2,000. Effective for years beginning after December 31, 1986, applicable law limits the deductibility of IRA contributions where the taxpayer is a participant in an employer-sponsored retirement plan and has adjusted gross income (AGI) in excess of $40,000 (joint) and $25,000 (single). For every dollar that AGI exceeds these limits, the maximum deduction is reduced by twenty cents. Thus, a joint filer with AGI greater than $50,000 who is covered by an employer sponsored plan will not be able to make a deductible IRA contribution. The deductible limits for individuals not covered by an employer-sponsored plan were not changed.

    Nondeductible Contributions - Individuals who may not make a deductible contribution due to the limits noted above, may continue to make nondeductible contributions subject to the prior $2,000 limitation. The earnings on such contributions will still accumulate on a tax deferred basis. Individuals will be required to report such contributions on their tax returns.

    Rollover Contributions - Individuals who receive certain lump-sum distributions from employer-sponsored retirement plans may make roll-over contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.

    A Spousal IRA is also available.

                                 OTHER SERVICES

    Custodian - Star Bank, N.A., Star Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of all of the Trust's assets.

    Auditors - KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio, 43215, has been retained as independent auditors for the Trust.

    Stock Transfer Agent - Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Muirfield Investors, Inc., is the Trust's stock transfer and dividend disbursing agent.

    Subadministrator - Signature Financial Group, Inc., 6 St. James Avenue, Suite 900, Boston, Massachusetts 02116, has been retained as Subadministrator to provide certain day-to-day administrative services to the Trust.

    Reports to Shareholders - The Trust provides shareholders with quarterly reports of investments and other information, semi-annual financial statements, and annual reports.

                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES

    As of December 31, 1994 the following persons owned 5% or more of a class of the Trust's outstanding shares of beneficial interest:

Name          Name & Address                       Amount of  Record     Percent
of Fund       of Beneficial Owner                  and Beneficially      of Class
-------       -------------------                  -----------------     --------
Bond Fund     Union Fidelity Life Insurance Co.    47,664.442 shares       7.3%
              123 N. Wacker Drive
              Chicago, IL  60606

Short-Term    COBA Select Sires, Inc.              36,853.043 shares       8.7%
Global Fund   1224 Alton Darby Road
              Columbus, OH  43228

    The shareholders listed above owns shares for investment purposes and have no known intention of exercising any control of the Trust.

                             ADDITIONAL INFORMATION

    Registration Statement: This Statement of Additional Information omits certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission by the Trust. Items of information which are thus omitted may be obtained from the Commission upon payment of the fee prescribed by its Rules and Regulations, or may be examined at the offices of the Commission without charge.

                              FINANCIAL STATEMENTS

                                Not Applicable

               THE FLEX-FUNDS CROSS REFERENCE SHEET TO FORM N-1A
                         FOR TOTAL RETURN UTILITIES FUND

Part B.

Item No.         Statement of Additional Information

10               Cover Page

11               Table of Contents

12               Not Applicable

13               Investment Policies and Limitations

14(a)(b)         Trustees and Officers
14(c)            Not Applicable

15(a)(b)         Not Applicable
15(c)            Trustees and Officers

16(a)(b)         Investment Adviser and Manager
                 Investment Subadviser
16(c)            Not Applicable
16(d)            Not Applicable
16(e)            Not Applicable
16(f)            Distribution Plan
16(g)            Not Applicable
16(h)            Description of the Trust
16(i)            Contracts with Companies Affiliated With Manager

17               Portfolio Transactions

18(a)            Description of the Trust
18(b)            Not Applicable

19(a)            Additional Purchase and Redemption Information
19(b)            Valuation of Portfolio Securities
                 Additional Purchase and Redemption Information

20               Distributions and Taxes

21               Not Applicable

22(a)            Not Applicable
22(b)            Performance

23               Financial Statements

                          TOTAL RETURN UTILITIES FUND
                         A FUND OF THE FLEX-FUNDS TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 6, 1995

    This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated March 6, 1995). Please retain this document for future reference. To obtain an additional copy of the Prospectus, please call Mutual Funds Service Co. at 1-800-325-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.


TABLE OF CONTENTS                                               PAGE
Investment Policies and Limitations                               2
Portfolio Transactions                                           15
Valuation of Portfolio Securities                                17
Performance                                                      17
Additional Purchase and Redemption Information                   19
Distributions and Taxes                                          21
Investment Adviser and Manager                                   22
Investment Subadviser                                            23
Distribution Plan                                                24
Trustees and Officers                                            25
Flex-funds Retirement Plans                                      28
Contracts With Companies Affiliated With Manager                 28
Description of the Trust                                         29
Financial Statements                                             30



INVESTMENT ADVISER                    TRANSFER AGENT
R. Meeder & Associates, Inc.          Mutual Funds Service Co.

INVESTMENT SUBADVISER
Miller/Howard Investments, Inc.

                       INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

The Fund's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Trustees without shareholder approval. THE FOLLOWING ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND OR THE PORTFOLIO MAY NOT

(1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the voting securities of such issuer;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940;

(3) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Portfolio may invest more than 25% of its total assets in securities of public utility companies;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The Portfolio does not currently intend to engage in short sales, but may engage in short sales "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The Portfolio does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The Portfolio may borrow money only (a) from a bank or from a registered investment company for which the Manager serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Portfolio will not borrow from other funds advised by the Manager if total outstanding borrowings immediately after such borrowing would exceed 15% of the Portfolio's total assets.

(iv) The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

(v) The Portfolio does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

(vi) The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the Portfolio's net assets) to a registered investment company for which the Manager serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases or debt securities or to repurchase agreements.)

(vii) The Portfolio does not currently intend to purchase securities of other investment companies.

This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

(viii) The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

(ix) The Portfolio does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

(x) The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

(xi) The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager or the Subadviser who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

(xii) The Portfolio does not currently intend to invest in electric utilities whose generation of power is derived from nuclear reactors.

       For the Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page 11. For the Portfolio's limitations on short sales, see the section entitled "Short Sales" on page 14.

MONEY MARKET INSTRUMENTS. When investing in money market instruments, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities.

    * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

    * Bank Obligations and Instruments Secured Thereby - obligations including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Portfolio invest more than 10% of its assets in time deposits.

    * High Quality Commercial Paper - The Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

    * Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

    * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

    *        Repurchase Agreements -- See "Repurchase Agreements" below.

    The Subadviser exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Portfolio.

Ratings

1.  Moody's Investors Services, Inc.'s Corporate Bond Rating:

    Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2.  Standard and Poor's Corporation's Corporate Bond Rating:

    AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

    AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

    A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

    BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3.  A-1 and P-1 Commercial Paper Ratings:

    Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

    The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4.  Description of Permitted Money Market Investments:

    Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

    U.S. Government Obligations - are bills, certificates of indebtedness, notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

    Repurchase Agreements - See "Repurchase Agreements" below.

    Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

    Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

    Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

    ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Subadviser determines the liquidity of the Portfolio's investments and, through reports from the Subadviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, the Subadviser may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Subadviser may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

    RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

    REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Portfolio may engage in repurchase agreements with respect to any security in which it is authorized to invest.

    While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the Portfolio's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Subadviser.

    REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Subadviser. Such transactions may increase fluctuations in the market value of the Portfolio's assets and may be viewed as a form of leverage.

    SECURITIES LENDING. The Portfolio may lend securities to parties such as broker-dealers or institutional investors.

    Securities lending allows the Portfolio to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Subadviser to be of good standing. Furthermore, they will only be made if, in the Subadviser's judgment, the consideration to be earned from such loans would justify the risk.

    The Subadviser understands that it is the current view of the SEC Staff that the Portfolio may engage in loan transactions only under the following conditions: (1) the Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

    Cash received through loan transactions may be invested in any security in which the Portfolio is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

    FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.

    Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations.

    In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

    Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

    Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Subadviser will be able to anticipate or counter these potential events.

    The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

    The Portfolio may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

    American Depository Receipts and European Depository Receipts (ADRs and
EDRs) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively,

ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

    FOREIGN CURRENCY TRANSACTIONS. The Portfolio may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

    The Portfolio may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolio.

    In connection with purchases and sales of securities denominated in foreign currencies, the Portfolio may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge."

    The Subadviser expects to enter into settlement hedges in the normal course of managing the Portfolio's foreign investments. The Portfolio could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Subadviser.

    The Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

    Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Portfolio will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolio will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

    Successful use of forward currency contracts will depend on the Subadviser's skill in analyzing and predicting currency values. Forward contracts may substantially change the Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to the Portfolio if currencies do not perform as the Subadviser anticipates. For example, if a currency's value rose at a time when the Subadviser had hedged the Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If the Subadviser hedges currency exposure through proxy hedges, the Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Subadviser increases the Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss. There is no assurance that the Subadviser's use of forward currency contracts will be advantageous to the Portfolio or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Portfolio.

    LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 50% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. The above limitations on the Portfolio's investments in futures contracts and options, and the Portfolio's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.

    FUTURES CONTRACTS. When the Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract.

    Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

    The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

    FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

    If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

    PURCHASING PUT AND CALL OPTIONS. By purchasing a put option the Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. The Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

    The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price.

    A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

    WRITING PUT AND CALL OPTIONS. When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Portfolio will be required to make margin payments to an FCM as described above for futures contracts. The Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

    If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

    Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

    COMBINED POSITIONS. The Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

    Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

    The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

    OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Portfolio greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

    OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

    The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Portfolio may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Portfolio's investments exactly over time.

    ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

    SHORT SALES. The Portfolio may enter into short sales "against the box" with respect to equity securities it holds. For example, if the Subadviser anticipates a decline in the price of a stock the Portfolio holds, it may sell the stock short "against the box." If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the stock's decline. The Fund currently intends to hedge no more than 15% of its total assets with short sales "against the box" on equity securities under normal circumstances.

    When the Portfolio enters into a short sale "against the box", it will be required to own or have the right to obtain at no added cost securities identical to those sold short "against the box" and will be required to continue to hold them while the short sale "against the box" is outstanding. The Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

    PORTFOLIO TURNOVER. The Subadviser expects the annual portfolio turnover rate will be 50% or less. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Portfolio.

                         PORTFOLIO TRANSACTIONS

    All orders for the purchase or sale of portfolio securities are placed on behalf of the Portfolio by the Subadviser pursuant to authority contained in the investment advisory agreement and investment subadvisory agreement. The Subadviser is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Subadviser considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Portfolio expenses.

    The Fund's brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the markets and principal exchanges of such countries. Foreign markets are generally not as developed as those located in the United States, which may result in higher transaction costs, delayed settlement and less liquidity for trades effected in foreign markets. Transactions on foreign exchanges are usually subject to fixed commissions that generally are higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

    The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which the Subadviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Subadviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Subadviser's investment staff based upon the quality of research and execution services provided.

    The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to the Subadviser in rendering investment management services to the Portfolio or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Subadviser clients may be useful to the Subadviser in carrying out its obligations to the Portfolio. The receipt of such research is not expected to reduce the Subadviser's normal independent research activities; however, it enables the Subadviser to avoid the additional expenses that could be incurred if the Subadviser tried to develop comparable information through its own efforts.

    Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolio to pay such higher commissions, the Subadviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Subadviser's overall responsibilities to the Portfolio and its other clients. In reaching this determination, the Subadviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

    The Subadviser is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Flex-funds' funds or Flex-Partners' funds to the extent permitted by law.

    The Subadviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Subadviser under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of the Portfolio's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

    The Trustees of the Portfolio periodically review the Subadviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

    From time to time, the Trustees of the Portfolio will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

    The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Portfolio intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

    Although the Trustees and officers of the Portfolio are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Portfolio are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

    When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the portfolios involved to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions and prices for the Portfolio. It is the current opinion of the Trustees of the Portfolio that the desirability of retaining the Manager as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

                    VALUATION OF PORTFOLIO SECURITIES

    Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term securities less than 60 days to maturity are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

    This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-the-counter prices.

    Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Portfolio if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

    Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange (NYSE).

    The values of any such securities held by the Portfolio are determined as of such time for the purpose of computing the Portfolio's net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The Manager gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.

                               PERFORMANCE

    The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

    TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value over the period. Average annual returns will be calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

    In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically, or in a table, graph, or similar illustration.

    NET ASSET VALUE. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

    MOVING AVERAGES. The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

    HISTORICAL FUND RESULTS. The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

    From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Flex-Partners or

Flex-funds funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

    In advertising materials, the Trust may reference or discuss its products and services, which may include: other Flex-Partners or Flex-funds funds; retirement investing; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from Reflexions, a quarterly magazine provided free of charge to Flex-Partners and Flex-funds shareholders.

    VOLATILITY. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

    MOMENTUM INDICATORS indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

    The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

    The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

             ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

    The Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings for 1995: Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Subadviser expects the same holiday schedule, with the addition of New Year's Day, to be observed in the future, the NYSE may modify its holiday schedule at any time.

    The Fund's net asset value is determined as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

    Shareholders of the Fund will be able to exchange their shares for shares of any mutual fund that is a series of The Flex-funds (each a "Flex-funds' Fund"). No fee or sales load will be imposed upon the exchange.

    Additional details about the exchange privilege and prospectuses for each of the Flex-funds Funds are available from the Fund's Transfer Agent. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and the Fund has the right to reject any exchange application relating to such fund's shares. The 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

    In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Subadviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

    AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to Automatic Account Builder participants.

    Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

    SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended).

    Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                             DISTRIBUTIONS AND TAXES

    DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Subadviser may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Subadviser with alternate instructions.

    DIVIDENDS. A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividends-received deduction. A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

    CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the Fund on the sale of securities by the Portfolio and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

    Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

    FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Because the Fund does not currently anticipate that securities of foreign issuers will constitute more than 25% of the Portfolio's total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

    TAX STATUS OF THE FUND. The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the Portfolio, less expenses) and net realized capital gains within each calendar year as well as on a fiscal year basis. The Fund intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the Fund's gross income for each fiscal year. Gains from some forward currency contracts, futures contracts, and options are included in this 30% calculation, which may limit the Fund's investments in such instruments.

    If the Portfolio purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the Portfolio with respect to deferred taxes arising from such distributions or gains.

    The Fund is treated as a separate entity from the other funds of The Flex-funds Trust for tax purposes.

    OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER

    R. Meeder & Associates, Inc. (the "Manager") is the investment adviser and manager for, and has an Investment Advisory Contract with, the Portfolio.

    Pursuant to the Investment Advisory Contract with the Portfolio, the Manager, subject to the supervision of the Portfolio's Board of Trustees and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Portfolio's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Star Bank, N.A., the Portfolio's custodian and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Agreement and the Manager is free to, and does, render management services for others.

    The Investment Advisory Contract for the Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the interests in the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

    The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

    Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from R. Meeder & Associates or Miller/Howard Investments, Inc.; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of each Class of Shares' distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

    The expenses of the Portfolio include the compensation of the Trustees who are not affiliated with the Adviser or Subadviser; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, legal counsel and any transfer agent or accountant of the Portfolio; insurance premiums and other miscellaneous expenses.

    Expenses of the Portfolio also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

    The Board of Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.

    The Manager earns an annual fee, payable in monthly installments as follows. The fee for the Portfolio is based upon the average net assets of the Portfolio and is at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of average net assets.

    R. Meeder & Associates, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), which is controlled by Robert S. Meeder, Sr. through the ownership of voting common stock. The Manager's officers and directors, and the principal offices are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director;
G. Robert Kincheloe, Senior Vice President; Philip A. Voelker, Senior Vice President; Donald F. Meeder, Vice President and Secretary; Sherrie L. Acock, Vice President; Robert D. Baker, Vice President; Robert S. Meeder, Jr., President; Richard W. Arndt, Vice President; Wesley F. Hoag, General Counsel and Chief Operating Officer; and Steven T. McCabe, Controller. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and the Portfolio. Each of Mr. Robert S. Meeder, Jr., Donald F. Meeder, Wesley F. Hoag and Steven T. McCabe is an officer of the Trust and the Portfolio. Mr. Philip A. Voelker is a Trustee and officer of the Portfolio and an officer of the Trust.

                              INVESTMENT SUBADVISER

    Miller/Howard Investments, Inc., 69 Glasco Turnpike, Woodstock, New York 12498, serves as the Portfolio's Subadviser. Lowell G. Miller controls the Subadviser through the ownership of voting common stock. Lowell G. Miller is a Trustee of the Flex-Partners, mutual funds whose corresponding portfolios are also advised by the Manager. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Portfolio. In connection therewith, the Subadviser is obligated to keep certain books and records of the Portfolio. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager, not the Portfolio, pays the Subadviser a fee, computed daily and payable monthly, in an amount equal to 90% of the investment advisory fees received by the Manager under its Investment Advisory Contract with the Portfolio, provided that if a shareholder purchasing shares in the Fund is solicited by the Manager, the Subadviser is compensated by the Manager in an amount equal to 60% of such investment advisory fees received by the Manager.

    The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated by the Manager without penalty to the Fund or the Portfolio by the Manager, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 30 days written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the shareholders of the Fund.

                                DISTRIBUTION PLAN

    Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "Act") describes the circumstances under which an investment company such as the Fund may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity which is primarily intended to result in the sale of Fund shares.

    The Distribution Plan permits, among other things, payment for distribution in the form of commissions and fees, advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, and service organizations. Another class of recipients is banks. Currently, The Glass - Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. Since the only function of banks who may be engaged as participating organizations, is to perform administrative and shareholder servicing functions, the Fund believes that such laws should not preclude banks from acting as participating organizations; however, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as judicial or administrative decisions or interpretations of statutes or regulations, could prevent a bank from continuing to perform all or a part of its shareholder service activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder being serviced by such bank might no longer be able to avail himself, or itself, of any automatic investment or other services then being provided by the bank.

It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

    The Fund may expend as much as, but not more than .25% of its average net assets annually pursuant to the Plan. A report of the amounts so expended by the Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

    The Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in any of the related service agreements or by vote of a majority of the Fund's shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, upon not more than 60 days written notice to the service organization, or by the vote of the holders of a majority of the Fund's shares, or, upon 15 days notice, by a party to a service agreement.

    The Plan was approved by the Trust's Board of Trustees, who made a determination that there is a reasonable likelihood that the Plan will benefit the Fund. The Plan was approved by shareholders and it will continue in effect only if approved at least annually by the Board of Trustees.

                              TRUSTEES AND OFFICERS

    The Trustees and executive officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for other funds advised by the Manager. Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with either the Portfolio, the Trust, the Manager or the Subadviser are indicated by an asterisk (*).

    The Trust and the Portfolio are managed by its Trustees and officers. Their names, positions and principal occupations during the past five years are listed below:

                              Position               Principal
Name & Address                Held                   Occupation
--------------                --------               ----------
ROBERT S. MEEDER, SR.*+       Trustee/               Chairman, R. Meeder &
                              President (1)(2)       Associates, Inc. an
                                                     Investment Adviser

MILTON S. BARTHOLOMEW         Trustee (2)            Retired, formerly a practicing
1424 Clubview Boulevard, S.                          attorney in Columbus, Ohio
Worthington, OH  43235                               Member of the Portfolio's Audit
                                                     Committee.

JOHN M. EMERY                 Trustee (1)            Retired, formerly Vice President
2390 McCoy Road                                      & Treasurer of Columbus &
Columbus, OH  43220                                  Southern Ohio Electric Co.
                                                     Member of the Trust's Audit
                                                     Committee.

RICHARD A. FARR               Trustee (1)            President of R&R Supply Co.
3250 W. Henderson Rd.                                and General Manager of RAFCo.,
Columbus, OH  43220                                  Inc., two companies involved in
                                                     engineering, consulting & sales of
                                                     heating & air conditioning
                                                     equipment.

RUSSELL G. MEANS              Trustee (2)            Chairman of Employee Benefit
4789 Rings Road                                      Management Corporation,
Dublin, OH  43017                                    consultants and administrators of
                                                     self-funded health and retirement
                                                     plans.

ROBERT S. MEEDER, JR.*+       Trustee (1)/           President of R. Meeder &
                              Vice President (1)(2)  Associates, Inc.

WALTER L. OGLE                Trustee (2)            Executive Vice President of
One Corporate Drive                                  Godwins, Booke & Dickenson,
Suite 600                                            Inc. employee benefit, compensation
Clearwater, Fl  43622                                and human resource consultants.

PHILIP A. VOELKER*+           Trustee (2)/           Senior Vice President of R. Meeder
                              Vice President (1)(2)  & Associates, Inc.

JAMES B CRAVER*               Assistant              Senior Vice President of Signature
6 St. James Avenue            Secretary (1)(2)       Financial Group, Inc. (since
Boston, MA  02116                                    January 1991); Partner, Baker &
                                                     Hostetler, a law firm (August 1984
                                                     to December 1990)

STEVEN T. McCABE*+            Assistant              Controller, R. Meeder &
                              Treasurer (1)(2)       Associates (since April 1991);
                                                     Assistant Treasurer, Cardinal
                                                     Group of Funds (October 1986 to
                                                     April 1990)

DONALD F. MEEDER*+            Secretary/             Vice President of R. Meeder &
                              Treasurer (1)(2)       Associates, Inc., and President of
                                                     Mutual Funds Service Company

WESLEY F. HOAG*+              Vice President (1)(2)  General Counsel and Chief
                                                     Operating Officer of R. Meeder &
                                                     Associates, Inc. (since July 1993);
                                                     Attorney, Porter, Wright, Morris &
                                                     Arthur, a law firm (October 1984 to
                                                     June 1993)

ROGER  D. BLACKWELL           Trustee (1)            Professor of Marketing and
Blackwell Associates, Inc.                           Consumer Behavior, The Ohio State
2929 Kenny Road, Suite 190                           University, and President of
Columbus, OH  43221                                  Blackwell Associates, Inc., a
                                                     strategic consulting firm

NEIL P. RAMSEY                Trustee (2)            President, Ramsey Financial, a
Suite 215                                            private investment management
1230 Hurstbourne Parkway                             company
Louisville, KY  40222


(1) Trustee and/or officer of The Flex-funds
(2) Trustee and/or officer of the Portfolio

* "Interested Person" of the Trust (as defined in the Investment Company Act of
  1940) and Portfolio.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio  43017.

    Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

    Several Trustees and each officer of the Trust hold the same positions with The Flex-Partners, a Massachusetts business trust consisting of three separate series. Each Trustee and officer of the Portfolio hold the same positions with each corresponding Portfolio of The Flex-funds. The Manager serves as the investment adviser to each Portfolio of The Flex-Partners.

    The Trust pays each Trustee who is not an "interested person" an annual fee of $3,000, plus $750 for each meeting of the Board of Trustees attended regardless of the number of Boards of Trustees on which each Trustee serves. Mr. Emery comprises the Audit Committee for each of The Flex-Partners and The Flex-funds Trusts. Mr. Emery is paid $400 for each meeting of the Audit Committees attended regardless of the number of Audit Committees on which he serves. All other officers and Trustees serve without compensation from the Trust.

    The Trustees and officers of the Fund and the Portfolio own, in the aggregate, less than 1% of the Fund's total outstanding shares.

                           FLEX-FUNDS RETIREMENT PLANS

    The Trust offers retirement plans which are described in the Prospectus. Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a $500 minimum purchase requirement. Information concerning contribution limitations for IRA accounts are described below.

Individual Retirement Accounts (IRA):

    Limitation on Deductible Contributions - Under prior law an individual with earned income, not yet 70 1/2 years of age, was allowed a deductible IRA contribution, limited to the lesser of earned income or $2,000. Effective for years beginning after December 31, 1986, applicable law limits the deductibility of IRA contributions where the taxpayer is a participant in an employer-sponsored retirement plan and had adjusted gross income (AGI) in excess of $40,000 (joint) and $25,000 (single). For every dollar that AGI exceeds these limits, the maximum deduction is reduced by twenty cents. Thus, a joint filer with AGI greater than $50,000 who is covered by an employer-sponsored plan will not be able to make a deductible IRA contribution. The deductible limits for individuals not covered by an employer-sponsored plan were not changed.

    Nondeductible Contributions - Individuals who may not make a deductible contribution due to the limits noted above, may continue to make nondeductible contributions subject to the prior $2,000 limitation. The earnings on such contributions will still accumulate on a tax deferred basis. Individuals will be required to report such contributions on their tax returns.

    Rollover Contributions - Individuals who receive certain lump-sum distributions from employer-sponsored retirement plans may make roll-over contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.

    A Spousal IRA is also available.

              CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER

    Mutual Funds Service Co. provides accounting, stock transfer, dividend disbursing, and shareholder services to the Fund and the Portfolio. The minimum annual fee for accounting services for the Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. Subject to a $4,000 annual minimum fee, each class of shares of the Fund will incur an annual fee, payable monthly, which will be the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services. Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement which was effective February 1, 1995. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of .03% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio.

    The general counsel for the Manager was primarily responsible for preparing and filing with the Securities and Exchange Commission (i) a post-effective amendment to the registration statement for the Trust to add the Fund as an additional series of the Trust and (ii) the registration statement for the Portfolio. Charges in the amounts of $12,000 and $5,000 for such legal services rendered by the Manager on behalf of the Fund and the Portfolio, respectively, will be paid and amortized by the Portfolio and the Fund as organization expenses over a period not exceeding 60 months.


                            DESCRIPTION OF THE TRUST

    TRUST ORGANIZATION. The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

    SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees include a provision limiting the obligations created thereby to the Trust and its assets.

    The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. The Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

    The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

    VOTING RIGHTS. The Fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each share you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or the Fund may, as set forth in the Declaration of Trust, call meetings of the Trust or the Fund for any purpose related to the

Trust or Fund, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the Trust or the Fund, as determined by the current value of each shareholder's investment in the Fund or Trust. If not so terminated, the Trust and the Fund will continue indefinitely.

    CUSTODIAN. Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Portfolio. The custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

    AUDITOR. KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, serves as the trust's independent accountant. The auditor audits financial statements for the Fund and provides other audit, tax, and related services.


                              FINANCIAL STATEMENTS

    Financial statements for the Fund and the Portfolio are presented on the following pages.

                 STATEMENTS OF ASSETS AND LIABILITIES
                         SEPTEMBER 30, 1995



                                                                   TOTAL RETURN
                                                                     UTILITIES
                                                                       FUND
Assets:

  Investment in corresponding portfolio                              $2,434,191
  Unamortized organizational costs                                       23,435
  Other assets                                                           16,194
                                                                  -------------

Total Assets                                                          2,473,820

                                                                  -------------

Liabilities:

  Dividends payable                                                         870
  Other accrued liabilities                                              28,963

                                                                  -------------

Total Liabilities                                                        29,833

                                                                  -------------

Net Assets:

Capital                                                               2,356,010
Accumulated net investment income (loss)                                     (1)
Accumulated net realized gain (loss)
  on investments                                                            510
Net unrealized gain (loss) on investments                                87,468

                                                                  -------------

Net Assets                                                           $2,443,987

                                                                  =============

Capital Stock Outstanding                                               189,345

                                                                  -------------

Net Asset Value, Offering and
Redemption Price Per Share                                               $12.91

                                                                  -------------

                            STATEMENTS OF OPERATION
                      NINE MONTHS ENDED SEPTEMBER 30, 1995

                                                                                       TOTAL RETURN
                                                                                        UTILITIES
                                                                                          FUND *
Net investment income (loss) from corresponding portfolio:
  Interest                                                                                  $  4,816
  Dividends                                                                                   22,792
  Expenses                                                                                   (14,947)

                                                                                       -------------
Total Net Investment Income (Loss) From
  Corresponding Portfolio                                                                     12,661

                                                                                       -------------

Fund Expenses:
  Legal fees                                                                                     379
  Audit fees                                                                                     587
  Printing                                                                                     1,464
  Postage                                                                                        206
  Transfer agent fees                                                                            796
  Administrative fee                                                                              46
  Trustees fees and expenses                                                                   1,339
  Registration and filing fees                                                                 4,340
  Distribution plan                                                                              694
  Amortization of organizational costs                                                         1,381
  Other expenses                                                                                 201

                                                                                       -------------

  Total expenses                                                                              11,433
  Expenses reimbursed by adviser                                                             (19,201)

                                                                                       -------------

  Total Expenses - net                                                                        (7,768)

                                                                                       -------------

INVESTMENT INCOME (LOSS) - NET                                                                20,429
                                                                                       -------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS - NET:
  Net realized gain (loss) - other                                                               510
  Unrealized appreciation (depreciation) of
    investments                                                                               87,468

                                                                                       -------------

NET GAIN (LOSS) ON INVESTMENTS                                                                87,978

                                                                                       -------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                                 $108,407

                                                                                       =============

* For the period June 21, 1995 to September 30, 1995

                       STATEMENTS OF CHANGES IN NET ASSETS
                     NINE MONTHS ENDED SEPTEMBER 30, 1995

                                                                                       TOTAL RETURN
                                                                                         UTILITIES
                                                                                           FUND *
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Investment income (loss) - net                                                       $      20,429
  Net realized gain (loss) on investments                                                        510
  Net change in unrealized appreciation
    (depreciation) of investments                                                             87,468

                                                                                       -------------
Net increase (decrease) in net assets
  resulting from operations                                                                  108,407

                                                                                       -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Investment income - net                                                                    (20,430)

                                                                                       -------------
Net decrease in net assets resulting
  from dividends and distributions                                                           (20,430)

                                                                                       -------------
CAPITAL TRANSACTIONS:
  Net proceeds from sales                                                                  2,340,168
  Reinvestment of dividends                                                                   18,057
  Cost of redemptions                                                                         (2,215)

                                                                                       -------------
Net increase (decrease) in net assets
  resulting from capital share transactions                                                2,356,010

                                                                                       -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                                    2,443,987

NET ASSETS - Beginning of year                                                                     0

                                                                                       -------------

NET ASSETS - End of period                                                             $   2,443,987
                                                                                       =============

SHARE TRANSACTIONS:
Issued                                                                                       188,074
Reinvested                                                                                     1,450
Redeemed                                                                                        (179)

                                                                                       -------------

Change in shares                                                                       $     189,345
                                                                                       =============

* For the period June 21, 1995 to September 30, 1995

              STATEMENT OF ASSETS AND LIABILITIES
                     SEPTEMBER 30, 1995


                                                    UTILITY STOCK
                                                      PORTFOLIO
ASSETS:

  Investments at market value*                        $2,657,451
  Repurchase Agreements*                                  54,000
  Cash                                                       424
  Interest receivable                                        502
  Dividends receivable                                     7,395
  Prepaid/Other assets
  Organization cost                                       42,383
                                                      ----------
Total Assets                                           2,762,155
                                                      ----------

LIABILITIES:

  Payable for futures contracts settlement
  Payable to investment advisor                            2,115
  Other accrued liabilities                               46,271
                                                      ----------
Total Liabilities                                         48,386
                                                      ----------
NET ASSETS:

Capital                                                2,606,514
Accumulated net investment income (loss)                  13,046
Accumulated net realized gain (loss)
  on investments                                             523
Net unrealized gain (loss) on investments                 93,686
                                                      ----------
Net Assets                                            $2,713,769
                                                      ==========
  *Securities at cost                                  2,617,764

                             STATEMENT OF OPERATION
               FOR THE PERIOD JUNE 21, 1995 TO SEPTEMBER 30, 1995

                                                             UTILITY STOCK
                                                               PORTFOLIO*

INVESTMENT INCOME - NET:
  Interest                                                      $  4,907
  Dividends                                                       23,575
                                                                --------
Total Income                                                      28,482
                                                                --------
Expenses:
  Investment advisory fees                                         5,892
  Legal fees                                                         356
  Audit fees                                                       1,845
  Custodian fees                                                     963
  Accounting fees                                                  2,245
  Trustees fees and expenses                                       1,436
  Insurance
  Amortization of organization cost                                2,507
  Other expenses                                                     193
                                                                --------
  Total Expenses
  Investment advisory fees waived                                 15,437
                                                                --------
  Total Expenses - net                                            15,437
                                                                --------
INVESTMENT INCOME (LOSS) - NET                                    13,045
                                                                --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on futures contracts
  Net realized gain (loss) - other                                   523
  Net change in unrealized appreciation (depreciation)
    of investments                                                93,687
                                                                --------
NET GAIN (LOSS) ON INVESTMENTS                                    94,210
                                                                --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                               $107,255
                                                                ========

                       STATEMENT OF CHANGES IN NET ASSETS
               FOR THE PERIOD JUNE 21, 1995 TO SEPTEMBER 30, 1995

                                                                UTILITY STOCK
                                                                  PORTFOLIO*

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Investment income (loss) - net                                $   13,045
  Net realized gain (loss) on investments                              523
  Net change in unrealized appreciation (depreciation)
    of investments                                                  93,687
                                                                ----------
Net increase (decrease) in net assets resulting from
  operations                                                       107,255
                                                                ----------
TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                                  2,622,373
  Withdrawals                                                      (15,859)
                                                                ----------
Net increase (decrease) in net assets resulting from
  transactions of investors' beneficial interests                2,606,514
                                                                ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          2,713,769

NET ASSETS - Beginning of year                                           0
                                                                ----------
NET ASSETS - End of period                                      $2,713,769
                                                                ==========

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

      (a) Financial Statements

            Financial Statements included in Part A

                Financial Highlights

            Financial Statements included in Part B

            REGISTRANT - THE FLEX-FUNDS' TOTAL RETURN UTILITIES
                 FUND

            Unaudited Statements of Assets and Liabilities - September 30, 1995 Unaudited Statements of Operations - For the period ended
                  September 30, 1995
            Unaudited Statements of Changes in Net Assets - For the period ended
                  September 30, 1995

            PORTFOLIOS - UTILITIES STOCK PORTFOLIO

            Unaudited Statement of Assets and Liabilities - September 30, 1995 Unaudited Statement of Operations - For the period ended
                  September 30, 1995
            Unaudited Statement of Changes in Net Assets - For the period ended
                  September 30, 1995

Statements and schedules other than those listed above are omitted because they are not required, or because the information required is included in the financial statements or notes thereto.

      (b) Exhibits:

            Not Applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Amendment to its Registration Statement meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Dublin, and the State of Ohio on the 6th day of
     December      , 1995.                                      -----
------------------
                                             THE FLEX-FUNDS


                                         BY: /s/ Donald F. Meeder
                                             ------------------------
                                               Donald F. Meeder,
                                               Secretary/Treasurer


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Date Signed   December 6,   1995          /s/ Donald F. Meeder
            ---------------              -------------------------------------
                                         Donald F. Meeder, Secretary/Treasurer

                         As Attorney-in-Fact pursuant to
                           Special Powers of Attorney,
                      copies of which are enclosed herewith
              as Exhibits, for Roger D. Blackwell, Richard A. Farr,
           John M. Emery, Robert Meeder, Jr., and Robert Meeder, Sr.,
                           Trustees of The Flex-funds


Date Signed   December 6,    1995        /s/ Donald F. Meeder
            ---------------              -------------------------------------
                                         Donald F. Meeder, Attorney-in-Fact

                                   SIGNATURES


    Mutual Fund Portfolio (the "Portfolio") has duly caused this Post-Effective Amendment to the Registration on Form N-1A of The Flex-funds (File No. 2-85378) to be signed on its behalf by the undersigned, thereunto duly authorized in the
City of Dublin and State of Ohio on the    6th    day of
    December   , 1995.                   --------
---------------

                                       MUTUAL FUND PORTFOLIO


                                       By: /s/ Donald F. Meeder
                                           ----------------------------
                                           Donald F. Meeder



    This Post-Effective Amendment to the Registration Statement on Form N-1A of The Flex-funds (File No. 2-85378) has been signed below by the following persons in the capacities with respect to the Portfolio indicated on
    December 6, 1995.
---------------

    Signature                                      Title
    ---------                                      -----
Robert S. Meeder, Sr.*                             President and Trustee
------------------------------
Robert S. Meeder, Sr.

Milton S. Bartholomew*                             Trustee
------------------------------
Milton S. Bartholomew

Russel G. Means*                                   Trustee
------------------------------
Russel G. Means

                                                      Secretary/Treasurer, Principal Financial
/s/ Donald F. Meeder                               Officer and Principal Accounting Officer
------------------------------
Donald F. Meeder

Walter L. Ogle*                                    Trustee
------------------------------
Walter L. Ogle

Philip A. Voelker*                                 Vice President and Trustee
------------------------------
Philip A. Voelker

Neil P. Ramsey*                                    Trustee
------------------------------
Neil P. Ramsey


*By: /s/ Donald F. Meeder
     -------------------------
     Donald F. Meeder
     Executed by Donald F. Meeder on behalf
     of those indicated pursuant to Powers of Attorney

                                   SIGNATURES


    Growth Stock Portfolio (the "Portfolio") has duly caused this Post-Effective Amendment to the Registration on Form N-1A of The Flex-funds (File No. 2-85378) to be signed on its behalf by the undersigned, thereunto duly authorized in the
City of Dublin and State of Ohio on the    6th    day of
    December   , 1995.                  ---------
---------------

                                             GROWTH STOCK PORTFOLIO


                                             By: /s/ Donald F. Meeder
                                                 ----------------------------
                                                 Donald F. Meeder


    This Post-Effective Amendment to the Registration Statement on Form N-1A of The Flex-funds (File No. 2-85378) has been signed below by the following persons in the capacities with respect to the Portfolio indicated on
   December 6        , 1995.
---------------------

    Signature                                      Title
    ---------                                      -----
Robert S. Meeder, Sr.*                             President and Trustee
------------------------------
Robert S. Meeder, Sr.

Milton S. Bartholomew*                             Trustee
------------------------------
Milton S. Bartholomew

Russel G. Means*                                   Trustee
------------------------------
Russel G. Means

/s/ Donald F. Meeder                               Secretary/Treasurer, Principal Financial
------------------------------                     Officer and Principal Accounting Officer
Donald F. Meeder

Walter L. Ogle*                                    Trustee
------------------------------
Walter L. Ogle

Philip A. Voelker*                                 Vice President and Trustee
------------------------------
Philip A. Voelker

Neil P. Ramsey*                                    Trustee
------------------------------
Neil P. Ramsey


*By:  /s/ Donald F. Meeder
     -------------------------
     Donald F. Meeder
     Executed by Donald F. Meeder on behalf
     of those indicated pursuant to Powers of Attorney

                                   SIGNATURES


    Utilities Stock Portfolio (the "Portfolio") has duly caused this Post-Effective Amendment to the Registration on Form N-1A of The Flex-funds (File No. 2-85378) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dublin and State of Ohio on the _________ day of _________________________, 1995.

                                   UTILITIES STOCK PORTFOLIO


                                   By: ____________________________
                                       Donald F. Meeder

    This Post-Effective Amendment to the Registration Statement on Form N-1A of The Flex-funds (File No. 2-85378) has been signed below by the following persons in the capacities with respect to the Portfolio indicated on _____________________, 1995.

    Signature                                      Title
    ---------                                      -----
Robert S. Meeder, Sr.*                             President and Trustee
------------------------------
Robert S. Meeder, Sr.

Milton S. Bartholomew*                             Trustee
------------------------------
Milton S. Bartholomew

Russel G. Means*                                   Trustee
------------------------------
Russel G. Means

                                                   Secretary/Treasurer, Principal Financial
------------------------------                     Officer and Principal Accounting Officer
Donald F. Meeder

Walter L. Ogle*                                    Trustee
------------------------------
Walter L. Ogle

Philip A. Voelker*                                 Vice President and Trustee
------------------------------
Philip A. Voelker

Neil P. Ramsey*                                    Trustee
------------------------------
Neil P. Ramsey


*By:
     -------------------------
     Donald F. Meeder
     Executed by Donald F. Meeder on behalf
     of those indicated pursuant to Powers of Attorney